Exhibit 10.3

PURCHASE AND SALE AGREEMENT

ARTICLE 1:  PROPERTY/PURCHASE PRICE

1.1                                 Certain Basic Terms.

(a) Purchaser and Notice Address:

1100 West Properties, LLC

c/o The Morgans Hotel Group Co.

475 10th Avenue

11th Floor

New York, New York 10018

Attn: Marc Gordon

Telephone: 212/277-4140

Facsimile: 212/277/4270

Email: marc.gordon@morganshotelgroup.com

c/o Hudson Capital

4770 Biscayne Boulevard

Miami, Florida 33137

Attn: Abraham Galbut

Telephone: 305/674-4848

Facsimile: 305/531-6987

Email: agalbut@hudcap.com

With a copy to:

Keith M. Pattiz, Esq.

McDermott Will & Emery LLP

50 Rockefeller Plaza

New York, New York 10020-1605

Telephone: 212/547-5379

Facsimile:  212/547-5444

Email: kpattiz@mwe.com

With a copy to

Greenberg Traurig

1221 Brickell Avenue, 21st Floor

Miami, Florida  33131

Attn: Steve Goldman, Esq.

Telephone: 305/579-0561

Facsimile: 305/579-0717

Email: goldmans@gtlaw.com

(b) Seller and Notice Address:

1100 West Realty, LLC

Attn:  Russell W. Galbut & Sharon Christenbury

2930 Biscayne Boulevard

Miami, Florida 33137

Telephone: 305/573-4127 (Galbut); 305/374-5700 (Christenbury)

Facsimile: 305/573-8489 (Galbut); 305/573-2315 (Christenbury)

E-mail: rgalbut@crescentheights.com;
schristenbury@crescentheights.com

(c) Title Company:

First American Title Insurance Company

Attn: Joseph D. Rishel, Vice President

2065 Airport Blvd, Suite 200

Pensacola, FL 32504

Telephone: (850) 476-4688

Facsimile:  (850) 476-5359

Email: jrishel@firstam.com

(e)	Date of this Agreement:	The latest date of execution by the Seller and the Purchaser, as shown on the signature page hereto.

(f)	Purchase Price:	One Hundred Ten Million Dollars and 00/100 Dollars ($110,000,000), payable in accordance with the terms set forth in Section 1.3 hereof.

(g)	Closing Date:	The Date of this Agreement.

1.2                                 Property.  Subject to the terms of this Purchase and Sale Agreement (the “Agreement”), Seller agrees to sell to Purchaser, and Purchaser agrees to purchase from Seller, the following property:

(a)                                  All of the fee simple title to the parcel of land commonly known as 1100 West Avenue, Miami Beach, Florida as more particularly described in Exhibit A (the “Parcel”), together with the building and improvements thereon (the “Improvements”), and all appurtenances of the Parcel, including easements or rights-of-way relating thereto, and, without warranty, all right, title, and interest, if any, of Seller in and to the land lying within any street or roadway adjoining the Parcel to adjacent parcels or any vacated or hereafter vacated street or alley adjoining said Parcel.

(b)                                 All of Seller’s right, title and interest, in and to all furniture, machinery, apparatus, equipment and other tangible personal property owned by Seller, currently used solely  in connection with the operation of the Parcel and Improvements and situated thereon, including all fixtures and furniture, equipment, and other tangible personal property listed on Exhibit C attached hereto (the “Personal Property”) but excluding word processing and computing equipment (other than any non-proprietary information on the computer equipment related solely to the Property and its operations) and any items of personal property owned by tenants, any managing agent or others. The parties acknowledge that no portion of the Purchase Price is attributable to the Personal Property.

(c)                                  All of Seller’s interest, as landlord, in the leases or occupancy agreements described in the rent roll (the “Rent Roll”) attached hereto as Exhibit F, together with all existing amendments, modifications, and supplements to the foregoing, as well as all guaranties thereof (collectively, “Leases”), together with any prepaid rents and security deposits held by Seller under the Leases subject to the terms of this Agreement.

(d)                                 All of Seller’s right, title and interest, if any, in and to all of the following items, to the extent assignable and without warranty (the “Intangible Personal Property”):  (i) all consents, authorizations, variances or waivers, licenses, permits and approvals from any governmental or quasi-governmental agency, department, board, commission, bureau or other entity or instrumentality, held by Seller in connection with the Property (defined below), (ii) the right to use the name of the Property (if any) in connection with the Property, but specifically excluding the right to use the name “Crescent Heights” and any other trademarks, logos, trade colors, service marks and trade names of Seller and Seller’s Affiliates (as defined in Section 2.4 below) if any, (iii) if still in effect, guaranties and warranties received by or for Seller from any contractor, manufacturer or other person in connection with the construction or operation of the Property, and (iv) any non-proprietary information on the Seller’s (or its property manager’s) computer equipment related solely to the Property and its operations, and any telephone numbers and addresses and other similar intangibles, if any, related solely to the Property and its operations.

(e)                                  The contracts identified in the schedule of contracts attached hereto as Exhibit G, which extend beyond the date of Closing (collectively, “Service Contracts”).

(f)                                    Condominium Unit CU12, Mirador 1000, as more particularly described in Exhibit A as Parcel 2 (“CU 12”).

(g)                               Condominium Unit CU10, Mirador 1200, as more particularly described in Exhibit A as Parcel 3 (“CU 10”).

(h)                                 All of Seller’s Affiliates’ right, title and interest as lessee in and to the following (collectively, the “Submerged Lands Leases”):

(i)                                     Sovereignty Submerged Lands Lease Renewal (“1200 Submerged Lands Lease”) between 1200 West Realty, LLC (“1200 LLC”) and the Trust Fund (as defined below) filed January 12, 2006, in Official Records Book 24141 at Page 1866; and,

(ii)                                  Sovereignty Submerged Lands Lease Renewal and Modification to Reflect Change in Ownership (“Mirador Submerged Lands Lease”) between Mirador 1000, LLC (“1000 LLC”) and the Trust Fund filed December 16, 2004, in Official Records Book 22913 at Page 825.

The Parcel described on Exhibit A, together with the Improvements and Personal Property located thereon, the Leases related thereto, the Intangible Personal Property used in connection therewith, and the Service Contracts , CU 10, CU 12, and the Submerged Lands Leases, are referred to together as the “Property.”

1.3                                 Assignment of Submerged Lands.  Purchaser acknowledges and agrees that the consent of the Board of Trustees of the Internal Improvement Trust Fund of the State of Florida (the “Trust Fund”) is required for the assignment of the Submerged Land Leases from Seller to Purchaser and consent may not be sought until the recordation of the deeds to CU 10 and CU 12 have been recorded.  Seller agrees that it shall request the Trust Fund’s consent for the assignment of the Submerged Lands Leases to Purchaser in connection with the Closing and Seller shall cooperate with Purchaser in obtaining such consent, it being agreed that Seller shall have no liability to Purchaser if the Trust Fund does not consent to the assignment.  The terms of this Section 1.3 shall survive the Closing.

1.4                                 The Purchase Price shall be payable at Closing, as follows:

(i)                                     One Hundred Eight Million ($108,000,000) less any amounts to be credited to the Purchaser pursuant to Section 6.1 hereof; and,

(ii)                                  Two Million Dollars ($2,000,000) to be deposited into escrow with Greenberg Traurig (“GT”) pursuant to an escrow agreement among Seller, Purchaser and GT in the form attached hereto as Exhibit I (the “GT Escrow Agreement”) and disbursed to Purchaser in accordance with Section 5.11 of this Agreement.

1.5                                 Allocation of Purchase Price.  The parties hereto agree that a total of $21,188,024.00 of  the Purchase Price is allocable to the Parcel and the balance of the Purchase Price is allocable to the other items constituting Property as defined in Section 1.2 hereof.

ARTICLE 2:  INSPECTIONS

2.1                                 Property Information.  Seller has delivered or made available to Purchaser copies of, or access to with the right copy, the following (“Property Information”):

(a)                                  real estate tax bills for the previous two tax years;

(b)                                 true and correct copies of all of the Leases, together with Seller’s leasing files and tenant correspondence files.

(c)                                  operating statements for the two previous fiscal years, and year-to-date, for the Property (the “Operating Statements”);

(d)                                 true and correct copies of the Service Contracts;

(e)                                  any existing land title survey of the Property (the “Existing Survey”);

(f)                                    any environmental reports prepared for Seller or Seller’s predecessors, if in Seller’s possession, including the tests or reports on lead-based paint described on Exhibit D attached hereto; and

(g)                                 engineering reports; proposed, conceptual, preliminary or final site plans; geotechnical\soil analysis; governmental permits, approvals and development orders; zoning information; utility service information; building inspection reports; warranties, if any, from third parties for the Improvements, including roof; certificates of occupancy for all structures on the Property; as well as any other documentation relating to the leasing, maintenance and operation of the Property reasonably requested by Purchaser in connection with Purchaser’s inspection of the Property, to the extent in the possession of Seller.

Except as otherwise expressly provided herein, Seller makes no representations or warranties as to the accuracy or completeness of the Property Information and  Purchaser will be solely responsible for evaluating any such information provided by Seller to Purchaser for purposes of determining the suitability of the Property for Purchaser’s intended use.

2.2                                 Confidentiality.  The Property Information and all other information, other than matters of public record or matters generally known to the public, furnished to, or obtained through inspection of the Property by, Purchaser, its affiliates, lenders, employees, attorneys, accountants and other professionals or agents relating to the Property, will be treated by Purchaser, its affiliates, lenders, employees and agents as confidential, and will not be disclosed to anyone other than on a need-to-know basis and to Purchaser’s affiliates, lenders, employees, attorneys, accountants, other professionals, agents, and consultants who agree to maintain the confidentiality of such information, and will be returned to Seller by Purchaser if the Closing does not occur.  The confidentiality provisions of this Paragraph 2.2 shall not apply to any disclosures made by Purchaser in order to comply with any applicable law or regulation of any governmental or other similar authority, by court order, or in connection with any subpoena served upon Purchaser; provided Purchaser shall provide Seller with written notice, to the extent practicable, before making any such disclosure.

2.3                                 Inspections in General.  Purchaser, its agents, and employees have had the right to enter upon the Property prior to the date of this Agreement through and including the Closing Date for the purpose of making non-invasive inspections at Purchaser’s sole risk, cost and expense.   At Seller’s request, Purchaser shall provide Seller with a copy of the results of any tests and inspections made by Purchaser, excluding only market and economic feasibility studies.  Purchaser shall defend, indemnify Seller and hold Seller, Seller’s trustees, officers, tenants, agents, contractors and employees and the Property harmless from and against any and all losses, costs, damages, claims, or liabilities, including but not limited to, mechanic’s and materialmen’s liens and Seller’s attorneys’ fees, arising out of or in connection with Purchaser’s inspection of the Property, but excluding losses, costs, damages, claims, or liabilities related to discovery of conditions that existed prior to Purchaser’s inspection.  Purchaser, its agents, and employees have had the right to enter upon the Property prior to the date of this Agreement through and including the Closing Date, and subject to the terms of the Leases to inspect apartments, for the purpose of preparing a condominium survey. The provisions of this paragraph shall survive the Closing.

2.4                                 Environmental Inspections and Release.  The inspections under Paragraph 2.3 may have included a non-invasive Phase I environmental inspection of the Property.  At Seller’s request, Purchaser shall deliver to Seller copies of any Phase II or other environmental report prepared for Purchaser as provided above.  Purchaser, for itself and any entity affiliated with Purchaser, hereby waives, releases, indemnifies and holds harmless Seller and Seller’s Affiliates from any present or future claims, losses or liabilities (“Environmental Claims”) arising from or relating to the presence or alleged presence of hazardous substances in, on, under or about the Property including, without limitation, any claims under or on account of (i) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Superfund Amendments and Reauthorization Act of 1986, the Resource Conservation and Recovery Act and the Toxic Substance Control Act, all as the same may have been or may be amended from time to time, and any other similar federal, state or local statutes, and any regulations promulgated thereunder, (ii) Chapters 376 and 403, of the Florida Statutes or Chapter 24 of the Miami-Dade County Code of Ordinances, or (iii) any other federal, state or local law, ordinance, rule, regulation or common law claim, now or hereafter in effect, that deals with or otherwise in any manner relates to, environmental matters of any kind, including, without limitation, any such provisions addressing contaminated soil or groundwater.  For the purposes of this Agreement, the term “hazardous substances” shall have the meaning given to such term or similar terms under any applicable federal, state or local laws, rules or regulations and shall include, without limitation, hazardous waste and materials, toxics or toxic materials, pollutants, and petroleum and petroleum products.  Purchaser’s indemnity of Seller set forth herein shall:  (a) include, without limitation, any loss, cost or expense incurred by Seller, including reasonable attorneys’ and consultants’ fees, as a result of any action or proceeding, including, without limitation, any regulatory or administrative enforcement action, commenced against Seller by any third party or governmental agency with respect to the presence of hazardous substances on the Property, including, without limitation, all hazardous substances described in the Environmental Reports; and (b) exclude liability from claims alleging that Seller has affirmatively discharged or placed any hazardous substances on the Property.  The provisions of this paragraph shall survive the Closing or any earlier termination of this Agreement.  “Seller’s Affiliates” means (a) any entity that directly or indirectly controls, is controlled by or is under common control with the Seller, or (b) any entity at least a majority of whose economic interest is owned by Seller; and the term “control” means the power to direct the management of such entity through voting rights, ownership or contractual obligations.

2.5                                 Purchaser’s Reliance on its Investigations.  To the maximum extent permitted by applicable law and except for Seller’s representations and warranties in Paragraph 7.1 and any warranties contained in the Deeds and the Assignment (hereafter defined) and other Seller closing documents delivered at the Closing (“Seller’s Warranties”), this sale is made and will be made without representation, covenant, or warranty of any kind (whether express, implied, or, to the maximum extent permitted by applicable law, statutory) by Seller.  As a material part of the consideration for this Agreement, Purchaser agrees to accept the Property on an “as is” and “where is” basis, with all faults, and without any representation or warranty, all of which Seller hereby disclaims, except for Seller’s Warranties, as more particularly described in Article 10.  The provisions of this Paragraph 2.5 shall survive indefinitely any Closing or termination of this Agreement and shall not be merged into the Closing documents.

ARTICLE 3:  TITLE AND SURVEY REVIEW

3.1                                 Delivery of Title Commitment.  Seller has furnished to Purchaser (i) a copy of Seller’s existing owner’s title insurance policy relating to the Property, and (ii) a copy of the existing survey of the Property in Seller’s possession. Purchaser has obtained a commitment to issue an owner’s policy of title insurance (the “Title Commitment”) from an agent of the Title Company selected by Purchaser (the “Title Agent”), covering the Property, together with copies of all documents referenced in the Title Commitment.  Purchaser, at its option and expense, may obtain an updated survey (a “Survey”) of the Property.

3.2                                 Title Review and Cure.  Purchaser has reviewed title to the Property as disclosed by the Title Commitment and the exception documents and, if obtained, the Survey and has sent Seller written notice of its objections.  Purchaser shall be deemed to have waived any title defects or objections reflected in the Title Commitment if Seller has not received written notice of such objection prior to the date of this Agreement.  In addition, Seller shall have no obligation to cure title objections except mortgages and other liquidated liens and title defects (regardless of amount) placed against the Property due to the acts of Seller (“Voluntary Liens”) and other liquidated liens and judgments against Seller, and open notices of commencement but only up to $1,100,000.00 in the aggregate, exclusive of Voluntary Liens and open Notices of Commencement which matters Seller shall cause to be released at or prior to the Closing or affirmatively insured over by the Title Company.  Seller further agrees to remove any exceptions or encumbrances to title which are created by Seller after the effective date of the Title Commitment without Purchaser’s consent and which render title unmarketable.  Marketable title shall be determined according to applicable Title Standards, adopted by authority of The Florida Bar and in accordance with applicable law.  The term “Permitted Exceptions” shall mean: the specific exceptions (exceptions that are not part of the promulgated title insurance form) in the Title Commitment that the Title Company has not agreed to insure over or remove from the Title Commitment and that Seller is not required to remove as provided above; items shown on the Survey if obtained, which have not been removed and, if no Survey is obtained, then all matters that would be disclosed by an accurate survey; real estate taxes for the year 2006, which are not yet due and payable (provided that such taxes shall be prorated between the parties as set forth in this Agreement); and tenants in possession as tenants only under the Leases as set forth in the Rent Roll as the same may be updated from time to time.

3.3                                 Delivery of Title Policy at Closing.   The Title Agent has delivered to Purchaser at Closing either: (i) an ALTA Form B Owner’s Policy of Title Insurance for the Property (the “Title Policy”), issued by the Title Agent as of the date and time of the recording of the Deed, in the amount of the Purchase Price for the Property, insuring Purchaser as owner of good, marketable and indefeasible fee simple title to the Property, and subject only to the Permitted Exceptions, or (ii) an endorsement or mark-up the Title Commitment to delete therefrom (a) all Schedule B-Part I requirements; (b) the “gap” exception; and (c) all exceptions (other than the Permitted Exceptions).  If required by the Title Agent, Seller shall execute at Closing an affidavit in such form reasonably acceptable to Seller as the Title Company shall require for the issuance of the Title Policy.

3.4                                 Reliance on Title Insurance.  Notwithstanding anything contained in this Agreement to the contrary, with respect to all matters affecting title to the Property and any liens or other encumbrances affecting the Property, Purchaser acknowledges and agrees it is relying upon the Title Commitment(s).  If Purchaser has a claim under the Title Policy and the subject matter of that claim also constitutes a breach of any warranty made by Seller in this Agreement or the Deed (as hereinafter defined), Purchaser agrees that it will look first to the Title Policy for recovery on such claim, and Purchaser shall not assert any claim against Seller for a breach of a representation, warranty or covenant with respect to such claim unless and until Purchaser has pursued its remedies against the Title

Company to final judgment and has not been made whole.  The provisions of this Paragraph 3.4 shall survive Closing and delivery of the Deed.

ARTICLE 4:   Termination of Service Contracts

4.1                                 Termination of Service Contracts.  At the Closing, Seller shall terminate all Service Contracts identified by Purchaser (other than those described on Exhibit G attached hereto and those Service Contracts where the Mirador Master Association, Inc. is the contracting party), at no cost or expense to Purchaser.  Purchaser shall pay any transfer or assignment charges due in connection with its assumption of any Service Contracts.

ARTICLE 5:  CLOSING

5.1                                 Closing.  The consummation of the transaction contemplated herein (the “Closing”) shall be completed through the Title Agent.

5.2                                 Conditions to the Parties’ Obligations to Close.  The obligation of Seller, on the one hand, and Purchaser, on the other hand, to consummate the transaction contemplated hereunder is contingent upon the following:

(a)                                  The other party’s representations and warranties contained herein shall be true and correct in all material respects as of the Date of this Agreement and the Closing Date;

(b)                                 As of the Closing Date, the other party shall have performed its obligations hereunder and all deliveries to be made at Closing have been tendered.  There shall exist no actions, suits, arbitrations, claims, attachments, proceedings, assignments for the benefit of creditors, insolvency, bankruptcy, reorganization or other proceedings, pending or threatened against the other party that would materially and adversely affect the other party’s ability to perform its obligations under this Agreement;

(c)                                  There shall exist no pending or threatened action, suit or proceeding with respect to the other party before or by any court or administrative agency which seeks to restrain or prohibit, or to obtain damages or a discovery order with respect to, this Agreement or the consummation of the transaction contemplated hereby;

(d)                                 Seller shall have closed the transactions under the Assigned Contracts (as defined below) and caused title thereunder to be conveyed  to Purchaser, as Seller’s designee, and the ground lease referenced in the Assigned Contracts shall have been terminated of record.  As used herein the term “Assigned Contracts” means (x) that certain Purchase and Sale Agreement, dated as of April 28, 2006 between Gladys Brownstein, as seller and Seller as purchaser and (y) that certain Purchase and Sale Agreement, dated as of April 28, 2006, between Honey Waldman, as seller and Seller as purchaser.

So long as a party is not in default hereunder, if any condition to such party’s obligation to proceed with the Closing hereunder has not been satisfied as of the Closing Date, such party may, in its sole discretion, terminate this Agreement by delivering written notice to the other party on or before the Closing Date, or elect to close, notwithstanding the non-satisfaction of such condition, in which event such party shall be deemed to have waived any such condition.  If such party elects to close, notwithstanding the nonsatisfaction of such condition, there shall be no liability on the part of the other party for nonsatisfaction of such condition or for breaches of representations and warranties of which the party electing to close had knowledge as of the Closing.

Notwithstanding the foregoing, if Purchaser elects to terminate this Agreement because the condition described in item 5.2(d) above has not been timely satisfied, then Seller shall reimburse Purchaser for all of Purchaser’s actual out-of-pocket expenses in connection with this transaction, including, without limitation, all attorneys’ fees and costs, due diligence costs, and loan application and commitment fees, in an aggregate amount of up to One Million Dollars ($1,000,000), such reimbursement to be made by Seller to Purchaser within ten (10) days after Seller receives evidence of such actual out-of-pocket costs incurred by Purchaser.

5.3                                 Seller’s Deliveries in Escrow.  On or before the Closing Date, Seller has delivered in escrow to the Title Agent the following as to the Property:

(a)                                  Deeds.  Special or limited warranty deeds (warranting title for acts by, through or under the grantor thereunder) (the “Deeds”) in the form provided for under the law of the state where such Property is located, or otherwise in conformity with the custom in such jurisdiction and satisfactory to the Title Company, executed and acknowledged by the grantor, conveying (x) the grantor’s title to the Property (y) 1000 LLC’s title to CU 12 and (z) 1200 LLC’s title to CU 10, subject only to the Permitted Exceptions.

(b)                                 Bill of Sale and Assignment of Leases and Contracts.  A Bill of Sale and Assignment of Leases and Service Contracts in the form of Exhibit B attached hereto (the “Assignment”), executed by Seller.

(c)                                  State Law Disclosures.  Such disclosures and reports (including State transfer tax and reporting forms) as are required by applicable state and local law in connection with the conveyance of real property;

(d)                                 FIRPTA.  A Foreign Investment in Real Property Tax Act affidavit executed by (x) Seller (y) 1000 LLC and (z) 1200 LLC.

(e)                                  Notice to Tenants.  A notice to each of the tenants under the Leases regarding the sale of the Property, in a form mutually acceptable to Seller and Purchaser, executed by Seller (the “Notice to Tenants”).

 (f)                                 The GT Escrow Agreement.  The GT Escrow Agreement, executed by Seller.

(g)                                 Title Affidavits.  Such affidavits; “mechanic’s lien”, “gap”, “parties in possession” or other Seller affidavits; evidence of authority; releases of liens; or other instruments as the Title Company may reasonably request to issue the Title Policy in accordance with the terms of this Agreement.

(h)                                 Possession.  Possession of the Property and Seller shall also deliver (to the extent in the possession or control of Seller) all keys, original signed instruments of all Leases, Service Contracts, permits, licenses, certificates of occupancy or local equivalent, sepias, drawings, plans and specifications, finance and accounting records, any non-proprietary information on the Seller’s (or its property manager’s) computer equipment related solely to the Property and its operations, tenant correspondence, and other files relevant to the ownership of the Property.

(i)                                     Rent Roll.  An updated Rent Roll for the Property certified as accurate by the Seller.

(j)                                     Assignment of Submerged Land Leases.  An Assignment of Submerged Land Lease executed by 1200 LLC and an Assignment of Submerged Land Lease executed by 1000 LLC each in the form of Exhibit H and Exhibit H-1, respectively, attached hereto (“Assignment of Submerged Land Lease”).

(k)                                  Estoppel Certificate.  An Estoppel Certificate in the form attached hereto as Exhibit J, executed by Seller, 1000 LLC, 1200 LLC, Mirador 1035, LLC (“1035 LLC”), and Mirador 1125 LLC (“1125 LLC”).

(l)                                     Assignment of Declarant’s Rights.  An Assignment of Declarant’s Rights in the form attached hereto as Exhibit E, executed by Seller, 1000 LLC, 1200 LLC, Mirador 1305, LLC and Mirador 1125, LLC.

(m)                               1200 Estoppel Letter.  An Estoppel Letter from the Mirador 1200 Condominium Association in the form of Exhibit L attached hereto.

(n)                                 1000 Estoppel Letter.  An Estoppel Letter from the Mirador 1000 Condominium Association in the form of Exhibit M attached hereto.

(o)                                 Ground Lease Termination.  A Termination of Ground Lease in the form attached hereto as Exhibit N, executed by Seller, Honey Waldman and Gladys Brownstein.

(p)                                 Additional Documents.  Any additional documents that Title Agent or the Title Company may reasonably require for the proper consummation of the transaction contemplated by this Agreement.

5.4                                 Purchaser’s Deliveries in Escrow.  On or before the Closing Date, Purchaser has delivered in escrow to the Title Agent the following:

(a)                                  Purchase Price.  The Purchase Price plus or minus applicable prorations, deposited by Purchaser with the Title Agent in immediate, same-day federal funds wired for credit into the Title Agent’s escrow account.

(b)                                 Bill of Sale.  The Assignment executed by Purchaser.

(c)                                  Assignment of Submerged Land Leases.  An Assignment of Submerged Land Leases executed by Purchaser.

(d)                                 State Law Disclosures.  Such disclosures and reports (including State transfer tax and reporting forms) as are required by applicable state and local law in connection with the conveyance of real property.

(e)                                  Notice to Tenants.  The Notice to Tenants executed by Purchaser.

(f)                                    The GT Escrow Agreement.  The GT Escrow Agreement, executed by Purchaser.

(g)                                 Assignment of Declarant’s Rights.  An Assignment of Declarant’s Rights in the form attached hereto as Exhibit E, executed by Purchaser.

(h)                                 Letter to Brownstein.  A letter to Gladys Brownstein in the form of Exhibit K attached hereto, executed by Purchaser.

(i)                                     Letter to Waldman.  A letter to Honey Waldman in the form of Exhibit K-1, executed by Purchaser.

(j)                                     Additional Documents.  Any additional documents that Title Agent or the Title Company may reasonably require for the proper consummation of the transaction contemplated by this Agreement.

5.5                                 Closing Statements.  At the Closing, Seller and Purchaser shall deposit with the Title Agent executed closing statements consistent with this Agreement.

5.6                                 Title Policy.  The Title Policy shall be delivered at Closing as provided in Paragraph 3.3.

5.7                                 Possession.  Seller shall deliver possession of the Property to Purchaser at the Closing subject to the rights of tenants, as tenants only, under the Leases.

5.8                                 Post-Closing Deliveries.  Immediately after the Closing, Seller shall deliver to the offices of Purchaser’s property manager, the original Leases, originals of all Service Contracts (or copies certified as true, correct and complete, if no originals are available), all keys, if any, used in the operation of each Property; and, if in Seller’s possession or control, a copy of any “as-built” plans and specifications of the Improvements.

5.9                                 Costs.  Each party shall pay its portion of the following costs as indicated below:

(a)                                  Survey – Purchaser

(b)                                 Title Policy:

(i)                                     Basic premium, including search and exam fees – Purchaser

(ii)                                  Extended coverage – Purchaser

(iii)                               Endorsements – Purchaser

(c)                                  Documentary, transfer, excise and similar fees, including the surtax –  Seller

(d)                                 Recording charges:

(i)                                     Instruments to remove encumbrances that Seller is obligated to remove – Seller

(ii)                                  Deeds – Purchaser

(e)                                  Appraisals, engineering studies, termite inspections, environmental inspections and other inspections and tests desired by Purchaser – Purchaser

(f)                                    Other – The Escrow Agent’s escrow fee shall be evenly divided between the parties (provided that the total fee shall not exceed $500.00).  Each party shall pay its own attorneys’ fees.  Purchaser shall pay any escrow cancellation fee or other fees due upon a termination of this Agreement.  All other costs not addressed above shall be borne according to local custom.

5.10                           Close of Escrow.  The Title Agent, as agent for the Title Company, shall agree in writing with Seller and Purchaser that (1) recordation of the Deed constitutes its representation that it is holding the closing documents, closing funds and closing statement and is prepared and irrevocably committed to disburse the closing funds in accordance with the closing statements and (2) release of funds to the Seller shall irrevocably commit it to issue the Title Policy in accordance with this Agreement.  Upon satisfaction or completion of the foregoing conditions and deliveries, the parties shall direct the Title Agent to immediately record and deliver the documents described above to the appropriate parties and make disbursements according to the closing statements executed by Seller and Purchaser and in accordance with escrow instructions by each party consistent with this Agreement.

5.11                           Two Million Dollar Escrow.  At the Closing, Two Million Dollars ($2,000,000) of the Purchase Price (the “Escrow Amount”) shall be delivered to GT to be held by GT in accordance with the GT Escrow Agreement for the benefit of Purchaser.  The Escrow Amount shall be held in an interest bearing account.  All interest earned on the Escrow Amount shall be distributed to Purchaser, monthly.  Upon the conveyance of Unit 1616 to Gladys Brownstein in accordance with the Letter to Brownstein, One Million Dollars ($1,000,000) of the Escrow Amount shall be released from escrow and delivered to Purchaser.   Upon the conveyance of Unit 1614 to Honey Waldman in accordance with the Letter to Waldman, One Million Dollars ($1,000,000) of the Escrow Amount shall be released from escrow and delivered to Purchaser.

ARTICLE 6: PRORATIONS

6.1                                 Prorations.  The day of Closing shall belong to Purchaser and all prorations hereinafter provided to be made as of the Closing shall each be made for the Property as of the end of the day before the Closing Date.  In each such proration set forth below, the portion thereof applicable to periods beginning as of Closing shall be credited or charged to Purchaser and the portion thereof applicable to periods ending as of Closing shall be credited or charged to Seller.

(a)                                  Taxes and Assessments.  General real estate taxes and assessments imposed by governmental authority and any assessments imposed by private covenant constituting a lien or charge on the Property for the then current calendar year or other current tax period (collectively, “Taxes”) not yet due and payable shall be prorated.  If the Closing occurs prior to the receipt by Seller of the tax bill for the calendar year or other applicable tax period in which the Closing occurs, Purchaser and Seller shall prorate Taxes for such calendar year or other applicable tax period based upon the most recent ascertainable assessed values and tax rates and agree to reprorate the Taxes once the bills become available after Closing.  Any refund or rebate of Taxes resulting from a tax protest, challenge or appeal (an “Appeal”) for a tax year ending prior to the Closing Date shall belong to Seller, whether received before or after Closing, and Seller shall have the sole authority to prosecute such Appeals.  Any refund or rebate of Taxes, less costs incurred in connection therewith, resulting from an Appeal for the tax year in which the Closing Date occurs shall be prorated between the parties in the same manner as prescribed above, whether received before or after Closing, and Seller shall have the sole authority to prosecute any such Appeal prior to the Closing Date and after the Closing Date Seller and Purchaser shall mutually cooperate in the prosecution of any such Appeal. Notwithstanding the foregoing, if any assessment or lien is payable under the real estate tax bill(s) for the Property on an installment payment basis, the parties agree that Seller shall be responsible for payment of those installments which accrue prior to the year of Closing, Purchaser shall be responsible for payment of those installments which accrue subsequent to the year of Closing, and the parties shall prorate the installment which is due for the year of the Closing.

(b)                                 Collected Rent.  All collected rent and other collected income (and any applicable state or local tax on rent) under Leases in effect on the Closing Date shall be prorated.  Seller shall be charged with any rent and other income collected by Seller before Closing but applicable to any period of time after Closing.  Uncollected rent and other income shall not be prorated.  Purchaser shall apply rent and other income from tenants that are collected after the Closing for amounts due to Seller or Purchaser under the Leases as follows:  first to the month in which the Closing occurs, then for the period after the month of Closing, and the remainder, if any, to Seller for the period prior to the month preceding Closing.  Any prepaid rents for the period following the Closing Date shall be paid over by Seller to Purchaser at Closing.  Purchaser will make reasonable efforts, without suit, to collect any rents applicable to the period before closing.  Seller may pursue collection as to any rent not collected by Purchaser within 6 months following the Closing Date provided that Seller shall have no right to terminate any Lease or any tenant’s occupancy under any Lease in connection therewith.

(c)                                  Utilities.  Utilities, including water, sewer, electric, and gas, based upon the last reading of meters prior to the Closing shall be prorated.  Seller shall endeavor to obtain meter readings on the day before the Closing Date, and if such readings are obtained, there shall be no proration of such items.  Seller shall pay at Closing the bills therefor for the period to the day preceding the Closing, and Purchaser shall pay the bills therefor for the period subsequent thereto.  If the utility company will not issue separate bills, Purchaser will receive a credit against the Purchase Price for Seller’s portion and Seller will pay the entire bill prior to delinquency after Closing.  If Seller has paid any utilities no more than 30 days in advance in the ordinary course of business, then Purchaser shall be charged its portion of such payment at Closing.

(d)                                 Fees and Charges under Service Contracts, Licenses and Permits.  Fees and charges under such of the Service Contracts, licenses and permits as are being assigned to and assumed by Purchaser at the Closing, on the basis of the periods to which such Service Contracts, licenses and permits relate shall be prorated.

6.2                                 Final Adjustment After Closing.  If final prorations cannot be made at Closing for any item being prorated under Paragraph 6.1, including Taxes, then Purchaser and Seller agree to allocate such items on a fair and equitable basis as soon as invoices or bills are available, with final adjustment to be made as soon as reasonably possible after the Closing, to the effect that income and expenses are received and paid by the parties on an accrual basis with respect to their period of ownership.  Payments in connection with the final adjustment shall be due within 30 days of written notice.  Seller shall have reasonable access to, and the right to inspect and audit, Purchaser’s books to confirm the final prorations.

6.3                                 Service Contracts.  Purchaser will assume the obligations arising from and after the Closing Date under the Service Contracts for any Service Contracts which are not terminated by Seller at Closing as provided in this Agreement.

6.4                                 Tenant Deposits.  All tenant refundable security deposits in Seller’s possession, as reflected on a final rent roll delivered to Purchaser (and interest thereon if required by law or contract to be earned thereon) and not theretofore applied to tenant obligations under the Leases, at least 30 days prior to Closing, shall be transferred or credited to Purchaser at Closing or placed in escrow by Purchaser if required by law.  As of the Closing, Purchaser shall assume Seller’s obligations related to tenant security deposits for which Purchaser receives the transfer or credit as referenced above.  Purchaser will indemnify, defend, and hold Seller harmless from and against all demands and claims made by tenants arising out of the transfer or disposition of any security deposits transferred to Purchaser and will reimburse Seller for any reasonable expenses (including all reasonable attorneys’ fees) incurred or that may be incurred by Seller as a result of any such claims or demands by tenants. Seller will indemnify, defend, and hold Purchaser harmless from and against all demands and claims made by tenants arising out of the transfer or disposition of any security deposits not transferred to Purchaser and will reimburse Purchaser for any reasonable expenses (including all reasonable attorneys’ fees) incurred or that may be incurred by Purchaser as a result of any such claims or demands by tenants.

6.5                                 Utility Deposits.  Purchaser shall be responsible for making any deposits, required with utility companies.

6.6                                 Sale Commissions.  Seller and Purchaser represent and warrant each to the other that they have not dealt with any real estate broker, sales person or finder in connection with this transaction.  If any claim is made for broker’s or finder’s fees or commissions in connection with the negotiation, execution or consummation of this Agreement or the transactions contemplated hereby, each party shall defend, indemnify and hold harmless the other party from and against any such claim based upon any statement, representation or agreement of such party.

6.7                                 Survival.  The terms of this Article 6 shall survive the Closing and the execution and delivery of the Deed.

ARTICLE 7:  REPRESENTATIONS AND WARRANTIES

7.1                                 Seller’s Representations and Warranties.  As a material inducement to Purchaser to execute this Agreement and consummate this transaction, Seller represents and warrants to Purchaser as of the Date of this Agreement and as of the Closing Date that:

(a)                                  Organization and Authority.  Seller has been duly organized and is validly existing as a limited liability company in good standing in the State of Delaware, and is qualified to do business in the State of Florida.   Seller has the full right and authority and has obtained any and all consents required to enter into this Agreement and to consummate or cause to be consummated the transactions contemplated hereby.  This Agreement has been, and all of the documents to be delivered by Seller at the Closing will be, authorized and properly executed and constitutes, or will constitute, as appropriate, the valid and binding obligation of Seller, enforceable in accordance with their terms.

(b)                                 Conflicts and Pending Action.  There is no agreement to which Seller is a party or to Seller’s knowledge binding on Seller which is in conflict with this Agreement.  There is no action or proceeding pending or, to Seller’s knowledge, threatened against Seller which challenges or impairs Seller’s ability to execute or perform its obligations under this Agreement. Except as described in Item 10 of Schedule B-1 to the Title Commitment, there is no pending litigation brought by or against Seller or affecting the Property (including, without limitation, the Leases or the Service Contracts) or the operation of the Property.

(c)                                  Service Contracts.  The list of Service Contracts attached hereto as Exhibit G is true, correct, and complete.  Neither Seller nor, to Seller’s knowledge, any other party is in material default (or has an event occurred that with notice or lapse of time or both would constitute a material default) under any Service Contract.    Seller has received no notice that any party to any Service Contract intends to cancel or terminate such agreement.  [To be confirmed] All of the Service Contracts are cancelable by the owner of the Property upon thirty days notice.

(d)                                 Leases.  The Leases described on the Rent Roll in Exhibit F comprise all the Leases presently existing and, to Seller’s best knowledge, each is in full force and effect; no Lease has been modified or supplemented except (if at all) as set forth on Exhibit F; no rent has been paid more than one month in advance by any tenant, and, to Seller’s best knowledge, no tenant is entitled to any defense, credit, allowance or offset against rental; to Seller’s best knowledge, the information set forth in Exhibit F is true, correct, and complete.  To Seller’s knowledge, there is no default of either landlord or tenant under any of the Leases, and no state of facts which with notice and/or the passage of time would ripen into a default, except as set forth on Exhibit F. There are no persons or entities entitled to possession of the Property other than those listed on Exhibit F.  No work or installations is required of Seller except as specified (if at all) in the Leases, and in any case Seller has fully completed all improvements specified in any Lease to be the responsibility of the landlord and has paid all tenant improvement costs. There are no leasing commissions due from Seller nor will any become due in connection with any Lease or the renewal thereof, and no understanding or agreement exists in regard to payment of any leasing commissions from Seller or fees for future Leases.  Seller has not granted to any tenant under a Lease or any other person an option, right of first refusal, or any other right to purchase the Property.   In the event any such option, right of first refusal or any other right to purchase does exist, in writing, on the date hereof, Seller shall deliver to Purchaser a written and recordable instrument signed by the holder thereof, irrevocably and unconditionally waiving, cancelling, terminating and annulling any such option, right of first refusal or other right.

(e)                                Employees.  Seller has on-site employees in connection with the management, operation or maintenance of the Property. Purchaser shall have no obligation, liability or responsibility to hire such employees or with respect to charges, salaries, vacation pay, fringe benefits or like items subsequent to Closing, nor with respect to any management or employment agreements with respect to the Property.

(f)                                    Notices.  Seller has not received notice from any governmental authority, mortgagee, tenant, insurer or other party (i) that either the Property or the use or operation thereof is currently in violation of any zoning, environmental or other land use regulations; (ii) that Seller is currently in violation or with the passage of time will be in violation of the requirements of any ordinance, law or regulation or order of any government or any agency, body or subdivision thereof (including, without limitation, the local building department) or that any investigation has been commenced regarding any violation or (iii) asserting that Seller is required to perform work at the Property.

(g)                                 Permits.  All permits and authorizations necessary with respect to the Property for its use, operation and occupancy are now in effect and will be in full force and effect as of the date of Closing, and will be delivered to Purchaser on the date of Closing. Pending applications, if any, will not be withdrawn or permitted to lapse without Purchaser’s consent, and Seller shall promptly notify Purchaser of all pending applications.

(h)                                 Utilities.  To the best of Seller’s knowledge, the Property is served by all utilities necessary for the operation thereof, such utilities are adequate with respect to service and capacity for the operation thereof.

(i)                                     Submerged Land Leases.  Seller has provided to Purchaser true and correct copies of the Submerged Land Leases; and, to Seller’s best knowledge, each is in full force and effect. Neither Seller nor, to Seller’s knowledge, any other party thereunder is in material default (or has an event occurred that with notice or lapse of time or both would constitute a material default) under any Submerged Land Lease. Seller has received no notice that any party to any Submerged Land Lease intends to cancel or terminate such agreement.

(j)                                     Disclosure.  No representation or warranty made to Purchaser in this Agreement and no statement contained in any certificate, document, or instrument to be delivered by Seller pursuant to this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements herein or therein not misleading. There is no fact known to Seller which materially and adversely affects the use or operation of the Property, which has not been set forth in this Agreement.

“Seller’s knowledge,” as used in this Agreement means the current actual knowledge of Pilar Puente, who is the Operations Manager for the Property, after making a reasonable inquiry or investigation.  Seller’s maximum aggregate liability for damages arising from all breaches of the foregoing representations, whether discovered before or after Closing, shall be limited to Purchaser’s actual damages (and specifically excluding consequential, punitive and exemplary damages) not to exceed Three Million Dollars ($3,000,000), which limitation shall not include or affect any final reprorations after Closing under Article 6 or any indemnification obligations under this Agreement.

7.2                                 Purchaser’s Representations and Warranties.  As a material inducement to Seller to execute this Agreement and consummate this transaction, Purchaser represents and warrants to Seller that:

(a)                                  Organization and Authority.  Purchaser has been duly organized and is validly existing as a                       limited liability company, in good standing in the state of its formation and is qualified to do business in the State of  Florida.  Purchaser has the full right and authority and has obtained any and all consents required to enter into this Agreement and to consummate or cause to be consummated the transactions contemplated hereby.  This Agreement has been, and all of the documents to be delivered by Purchaser at the Closing will be, authorized and properly executed and constitutes, or will constitute, as appropriate, the valid and binding obligation of Purchaser, enforceable in accordance with their terms.

(b)                                 Conflicts and Pending Action.  There is no agreement to which Purchaser is a party or to Purchaser’s knowledge binding on Purchaser which is in conflict with this Agreement.  There is no action or proceeding pending or, to Purchaser’s knowledge, threatened against Purchaser which challenges or impairs Purchaser’s ability to execute or perform its obligations under this Agreement.

ARTICLE 8:  INTENTIONALLY DELETED

ARTICLE 9:  MISCELLANEOUS

9.1                                 Parties Bound.  Except for an assignment pursuant to Paragraph 9.16, neither party may assign this Agreement without the prior written consent of the other, and any such prohibited assignment shall be void.  No assignment permitted under this Agreement shall relieve the assigning party of any liability hereunder, whether arising before or after the date of such assignment.   Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the respective legal representatives, successors, assigns, heirs, and devisees of the parties.  Notwithstanding the foregoing, Purchaser may, without Seller’s consent, assign this Agreement to any parent, subsidiary, or affiliate of Purchaser provided that Purchaser shall remain liable hereunder notwithstanding such assignment. For this purpose, “affiliate” shall mean (i) an entity which is a subsidiary of, or controlled by, the entity owning a controlling interest in Purchaser, (ii) any person or entity directly or indirectly controlling, controlled by or under common control with Purchaser, or (iii) a person or entity owning or controlling 10% or more of the outstanding voting securities of Purchaser, or a subsidiary thereof.

9.2                                 Confidentiality.  Purchaser shall not record this Agreement or any memorandum of this Agreement.

9.3                                 Headings.  The article and paragraph headings of this Agreement are for convenience only and in no way limit or enlarge the scope or meaning of the language hereof.

9.4                                 Invalidity and Waiver.  If any portion of this Agreement is held invalid or inoperative, then so far as is reasonable and possible the remainder of this Agreement shall be deemed valid and operative, and effect shall be given to the intent manifested by the portion held invalid or inoperative.  The failure by either party to enforce against the other any term or provision of this Agreement shall not be deemed to be a waiver of such party’s right to enforce against the other party the same or any other such term or provision in the future.

9.5                                 Governing Law.  This Agreement shall, in all respects, be governed, construed, applied, and enforced in accordance with the law of the state in which the Property is located.  Venue shall be in Miami-Dade County, Florida.

9.6                                 Survival.  Unless otherwise expressly stated in this Agreement, each of the covenants, obligations, representations, and agreements contained in this Agreement shall survive the Closing and the execution and delivery of the Deeds required hereunder only for a period of nine (9) months immediately following the Closing Date; provided, however the indemnification provisions of Paragraphs 2.3, 2.4, 6.5, 10.4 and 10.5 and the provisions of Paragraph 6.2 shall survive the termination of this Agreement or the Closing, whichever occurs, and shall not be merged, until the applicable statute of limitations with respect to any claim, cause of action, suit or other action relating thereto shall have fully and finally expired.  Any claim brought after Closing based upon a misrepresentation or a breach of a warranty contained in Article 7 of this Agreement with respect to the Property shall be actionable or enforceable against the Seller if and only if: (i) notice of such claim is given to the party which allegedly made such misrepresentation or breached such covenant, obligation, warranty or agreement within six (6) months after the Closing Date; and (ii) the amount of damages or losses as a result of such claim suffered or sustained by the party making such claim exceeds $50,000; provided, however that the foregoing shall not apply any misrepresentation regarding security deposits or any reproration provided for in Article 6 hereof.

9.7                                 No Third Party Beneficiary.  This Agreement is not intended to give or confer any benefits, rights, privileges, claims, actions, or remedies to any person or entity as a third party beneficiary or otherwise.

9.8                                 Entirety and Amendments.  This Agreement embodies the entire agreement between the parties and supersedes all prior agreements and understandings relating to the Property.  This Agreement may be amended or supplemented only by an instrument in writing executed by the party against whom enforcement is sought.

9.9                                 Time.  Time is of the essence in the performance of this Agreement.

9.10                           Attorneys’ Fees.  Should either party employ attorneys to enforce any of the provisions hereof, the party against whom any final judgment is entered agrees to pay the prevailing party all reasonable costs, charges, and expenses, including attorneys’ fees, expended or incurred in connection therewith at all trial and appellate levels.

9.11                           Notices and Deliveries.  All notices required or permitted hereunder shall be in writing and shall be served on the parties at the addresses set forth in Paragraph 1.1.  Any such notices shall be either (a) sent by overnight delivery using a nationally recognized overnight courier, in which case notice shall be deemed delivered one business day after deposit with such courier, (b) sent by facsimile, with written confirmation by overnight or first class mail, in which case notice shall be deemed delivered upon receipt of confirmation transmission of such facsimile notice, or (c) sent by personal delivery, in which case notice shall be deemed delivered upon receipt or refusal.  Any notice sent by facsimile or personal delivery and delivered after 5:00 p.m. local time where the Property is located shall be deemed received on the next business day.  A party’s address may be changed by written notice to the other party; provided, however, that no notice of a change of address shall be effective until actual receipt of such notice.  Copies of notices are for informational purposes only, and a failure to give or receive copies of any notice shall not be deemed a failure to give notice.  Notices given by counsel to the Purchaser shall be deemed given by Purchaser, notices given by counsel to the Seller shall be deemed given by Seller, and notices given to a party’s counsel shall be deemed given to the party.  Notwithstanding the inclusion of a party’s e-mail address in Paragraph 1.1, notices sent by e-mail shall not be effective notice.

9.12                           Construction.  The parties acknowledge that the parties and their counsel have reviewed and revised this Agreement and that the normal rule of construction — to the effect that any ambiguities are to be resolved against the drafting party – shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.

9.13                           Calculation of Time Periods.  Unless otherwise specified, in computing any period of time described herein, the day of the act or event after which the designated period of time begins to run is not to be included and the last day of the period so computed is to be included, unless such last day is not a Business Day, in which event the period shall run until the end of the next day which is a Business Day.  The last day of any period of time described herein shall be deemed to end at 5:00 p.m. local time where the Property is located unless otherwise noted.

9.14                           Procedure for Indemnity.  The following provisions govern actions for indemnity under this Agreement.  Promptly after receipt by an indemnitee of notice of any claim, such indemnitee will, if a claim in respect thereof is to be made against the indemnitor, deliver to the indemnitor written notice thereof and the indemnitor shall have the right to participate in such proceeding and, if the indemnitor agrees in writing that it will be responsible for any costs, expenses, judgments, damages, and losses incurred by the indemnitee with respect to such claim, to assume the defense thereof, with counsel mutually satisfactory to the parties; provided, however, that an indemnitee shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnitor, if the indemnitee reasonably believes that representation of such indemnitee by the counsel retained by the indemnitor would be inappropriate due to actual or potential differing interests between such indemnitee and any other party represented by such counsel in such proceeding.  The failure of indemnitee to deliver written notice to the indemnitor within a reasonable time after indemnitee receives notice of any such claim shall relieve such indemnitor of any liability to the indemnitee under this indemnity only if and to the extent that such failure is prejudicial to its ability to defend such action, and the omission so to deliver written notice to the indemnitor will not relieve it of any other liability that it may have to any indemnitee.  If an indemnitee settles a claim without the prior written consent of the indemnitor, then the indemnitor shall be released from liability with respect to such claim unless the indemnitor has unreasonably withheld such consent.

9.15                           Execution in Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of such counterparts shall constitute one Agreement.  To facilitate execution of this Agreement, the parties may execute and exchange by telephone facsimile counterparts of the signature pages.

9.16                           Section 1031 Exchange. Either party may consummate the purchase or sale (as applicable) of the Property as part of a so-called like kind exchange (an “Exchange”) pursuant to §1031 of the Internal Revenue Code of 1986, as amended (the “Code”), provided that:  (a) the Closing shall not be delayed or affected by reason of the Exchange nor shall the consummation or accomplishment of an Exchange be a condition precedent or condition subsequent to the exchanging party’s obligations under this Agreement; (b) the exchanging party shall effect its  Exchange through an assignment of this Agreement, or its rights under this Agreement, to a qualified intermediary (c) neither party shall be required to take an assignment of the purchase agreement for the relinquished or replacement property or be required to acquire or hold title to any real property for purposes of consummating an Exchange desired by the other party; and (d) the exchanging party shall pay any additional costs that would not otherwise have been incurred by the non-exchanging party had the exchanging party not consummated the transaction through an Exchange.  Neither party shall by this Agreement or acquiescence to an Exchange desired by the other party have its rights under this Agreement affected or diminished in any manner or be responsible for compliance with or be deemed to have warranted to the exchanging party that its Exchange in fact complies with §1031 of the Code.

9.17                           WAIVER OF JURY TRIAL.  TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

9.18                           INTENTIONALLY DELETED.

9.19                           Limitation of Liability.  Notice is hereby given that all persons dealing with Seller shall look to the assets of Seller for the enforcement of any claim against Seller, as none of the trustees, officers, employees and shareholders of Seller assume any personal liability for obligations entered into by or on behalf of Seller.

9.20                           Lead Warning Statement.  EVERY PURCHASER OF ANY INTEREST IN RESIDENTIAL REAL PROPERTY ON WHICH A RESIDENTIAL DWELLING WAS BUILT PRIOR TO 1978 IS NOTIFIED THAT SUCH PROPERTY MAY PRESENT EXPOSURE TO LEAD FROM LEAD-BASED PAINT THAT MAY PLACE YOUNG CHILDREN AT RISK OF DEVELOPING LEAD POISONING.  LEAD POISONING IN YOUNG CHILDREN MAY PRODUCE PERMANENT NEUROLOGICAL DAMAGE, INCLUDING LEARNING DISABILITIES, REDUCED INTELLIGENCE QUOTIENT, BEHAVIORAL PROBLEMS, AND IMPAIRED MEMORY.  LEAD POISONING ALSO POSES A PARTICULAR RISK TO PREGNANT WOMEN.  THE SELLER OF ANY INTEREST IN RESIDENTIAL REAL PROPERTY IS REQUIRED TO PROVIDE THE PURCHASER WITH ANY INFORMATION ON LEAD-BASED PAINT HAZARDS FROM RISK ASSESSMENTS OR INSPECTIONS IN THE SELLER’S POSSESSION AND NOTIFY THE PURCHASER OF ANY KNOWN LEAD-BASED PAINT HAZARDS.  A RISK ASSESSMENT OR INSPECTION FOR POSSIBLE LEAD-BASED PAINT HAZARDS IS RECOMMENDED PRIOR TO PURCHASE.

By its execution of this Agreement, Purchaser acknowledges that (a) it has read and understand the foregoing Lead Warning Statement, (b) it has reviewed the Property Information concerning lead-based paint or lead-based paint hazards located on the Property, including the materials listed on Exhibit D attached hereto, and (c) Seller has provided, or Purchaser has independently obtained, a lead hazard information pamphlet in the form prescribed by the Environmental Protection Agency under Section 406 of the Toxic Substances Control Act.  Purchaser may conduct such studies and tests for lead-based paint as Purchaser deemed appropriate.  By its execution of this Agreement, Seller acknowledges that, to the best of Seller’s knowledge, the statements contained herein and the information provided, or to be provided, to the Purchaser pursuant to the terms of this Agreement concerning lead-based paint and lead-based paint hazards are accurate.

9.21                           Radon.  Florida law requires the following disclosure to be given to the purchaser of property in this State.  Seller has made no independent inspection of the Property to determine the presence of conditions which may result in radon gas; however, Seller is not aware of any such condition.  Certain building methods and materials have been proven to reduce the possibility of radon gas entering the building:

“RADON GAS: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed over time.  Levels of radon that exceed federal and state guidelines have been found in buildings in Florida.

Additional information regarding radon and radon testing may be obtained from your county public health unit.”

9.22                           Condominium Conversion Disclaimer.   Notwithstanding anything contained in this Agreement to the contrary, neither Seller nor Seller’s predecessor in title constructed the Improvements as a condominium or constructed the Improvements with the intent to convert the Improvements into a condominium, pursuant to Chapter 718, Florida Statutes.  Except to the extent of Seller’s representations and warranties expressly set forth herein, Seller specifically disclaims any warranties, representations or guarantees of any kind or character, express or implied, with respect to the Improvements if the Property is converted to a condominium form of ownership by Purchaser or by Purchaser’s successors and/or assigns.  In no event shall Seller have any liability of any kind or nature arising from the conversion of the Property to a residential condominium or the sale of individual condominium units, whether to condominium unit owners, contract vendees of condominium units or any condominium association formed with respect to the Property.  Purchaser hereby covenants and agrees that if Purchaser elects to convert the Property to a condominium, Purchaser shall include in its individual sales contracts with condominium unit purchasers a disclaimer whereby each individual unit purchaser disclaims, to the maximum extent permitted by applicable law, any liability or responsibility of any kind or nature, including negligent construction of any portion of the Improvements, and acknowledges that Purchaser purchased the Property in on “as is” basis (but only to the extent same is not prohibited by applicable laws nor is Purchaser or its successors and/or assigns subject to material penalties or fines for inclusion of same).  To the extent same is not prohibited by applicable laws nor is Purchaser or its successors and/or assigns subject to material penalties or fines for inclusion of same, Purchaser shall incorporate such disclaimer into its general disclaimer language in both its condominium prospectus and its form purchase and sale contract for the condominium sales.  Purchaser shall prepare such disclaimer language during the Inspection Period and shall provide such disclaimer to Seller for Seller’s prior written approval, which approval shall not be unreasonably withheld, conditioned or delayed.  To the extent same is not prohibited by applicable laws nor is Purchaser or its successors and/or assigns subject to material penalties or fines for inclusion of same, Purchaser (i) shall not enter into any sales contracts for the sale of individual condominium units prior to the approval of such disclaimer language and (ii) shall enter into any sales contracts for the sale of individual condominium units only after the approved disclaimer language has been included therein.  Purchaser agrees that if it obtains defect insurance for the Property, it shall name Seller as an additional insured thereon provided that adding Seller as an additional insured is at no cost to Purchaser.  This Section shall survive the Closing and shall not be merged with the Deed.

9.23                           INTENTIONALLY DELETED.

9.24                           OFAC.  Purchaser, and all beneficial owners of Purchaser, are in compliance with all laws, statutes, rules and regulations of any federal, state or local governmental authority in the United States of America applicable to such persons or entities, including, without limitation, the requirements of Executive Order No. 13224, 66 Fed. Reg. 49079 (Sept. 25, 2001) (the “Order”) and other similar requirements contained in the rules and regulations of the Office of Foreign Asset Control, Department of the Treasury (“OFAC”) and in any enabling legislation or other Executive Orders in respect thereof (the Order and such other rules, regulations, legislation, or orders are collectively called the “Orders”).  Purchaser hereby agrees to defend, indemnify, and hold harmless Seller from and against any and all claims, damages, losses, risks, liabilities, and expenses(including actual attorneys fees) arising from or related to any breach of the provisions of this Paragraph 9.24.  Purchaser shall also pay all costs and expenses incurred by Seller in defending a threatened or pending civil or criminal action, suit, or proceeding described in this section in advance of the final disposition of the threatened or pending action, suit, or proceeding, on receipt of an undertaking by or on behalf of the Seller to repay the costs and expenses, if it is ultimately determined that the person is not entitled to be indemnified by the Purchaser. The undertaking shall be an unlimited general obligation of the Seller, but need not be secured.

9.25                           Terrorism.  Neither Purchaser, nor any beneficial owner of Purchaser: (a) is listed on the Specially Designated Nationals and Blocked Persons List maintained by OFAC pursuant to the Order and/or on any other list of terrorists or terrorist organizations maintained pursuant to any of the rules and regulations of OFAC or pursuant to any other applicable Orders (such lists are collectively referred to as the “Lists”); (b) is a person or entity who has been determined by competent authority to be subject to the prohibitions contained in the Orders; or (c) is owned or controlled by, or acts for or on behalf of, any person or entity on the Lists or any other person or entity who has been determined by competent authority to be subject to the prohibitions contained in the Orders. Purchaser hereby agrees to defend, indemnify, and hold harmless Seller from and against any and all claims, damages, losses, risks, liabilities, and expenses(including actual attorneys fees) arising from or related to any breach of the provisions of this Paragraph 9.25. Purchaser shall also pay all costs and expenses incurred by Seller in defending a threatened or pending civil or criminal action, suit, or proceeding described in this section in advance of the final disposition of the threatened or pending action, suit, or proceeding, on receipt of an undertaking by or on behalf of the Seller to repay the costs and expenses, if it is ultimately determined that the person is not entitled to be indemnified by the Purchaser. The undertaking shall be an unlimited general obligation of the Seller, but need not be secured.

9.26                           Further Assurances.  Seller and Purchaser each agree to do such further acts and things and to execute and deliver such additional agreements and instruments as the other may reasonable require to consummate, evidence or confirm the sale or any other agreement contained herein in the manner contemplated hereby.

ARTICLE 10:  “AS-IS” PURCHASE

10.1                      No person acting on behalf of Seller is authorized to make, and by execution hereof, Purchaser acknowledges that no person has made, any representation, agreement, statement, warranty, guarantee or promise regarding the Property or the transaction contemplated herein or the zoning, construction, physical condition or other status of the Property except as may be expressly set forth in this Agreement or the closing documents delivered by Seller.  No representation, warranty, agreement, statement, guarantee or promise, if any, made by any person acting on behalf of Seller which is not contained in this Agreement or the closing documents delivered by Seller will be valid or binding on Seller.

10.2                      PURCHASER ACKNOWLEDGES AND AGREES THAT, EXCEPT FOR SELLER’S EXPRESS REPRESENTATIONS AND WARRANTIES SPECIFIED IN THIS AGREEMENT AND IN THE DOCUMENTS AND INSTRUMENTS EXECUTED AND DELIVERED BY SELLER IN CONNECTION WITH THE CLOSING, SELLER HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY NEGATES AND DISCLAIMS ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO (I) VALUE; (II) THE INCOME TO BE DERIVED FROM THE PROPERTY; (III) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH PURCHASER MAY CONDUCT THEREON, INCLUDING, WITHOUT LIMITATION, THE POSSIBILITIES, IF ANY, FOR FUTURE DEVELOPMENT OF THE PROPERTY; (IV) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTY; (V) THE MANNER, QUALITY, STATE OF REPAIR OR LACK OF REPAIR OF THE PROPERTY; (VI) THE NATURE, QUALITY OR CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE INDOOR AND OUTDOOR ENVIRONMENT AIR QUALITY, WATER, SOIL AND GEOLOGY; (VII) THE COMPLIANCE OF OR BY THE PROPERTY OR ITS OPERATION WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY; (VIII) THE MANNER OR QUALITY OF THE CONSTRUCTION OR MATERIALS, IF ANY, INCORPORATED INTO THE PROPERTY; (IX) COMPLIANCE WITH ANY FEDERAL, STATE, AND LOCAL ENVIRONMENTAL PROTECTION, POLLUTION, HEALTH AND SAFETY OR LAND USE LAWS, RULES, REGULATIONS, ORDINANCES, ORDERS, REQUIREMENTS OR COMMON LAW, INCLUDING, WITHOUT LIMITATION, TITLE III OF THE AMERICANS WITH DISABILITIES ACT OF 1990, AS AMENDED, THE FEDERAL WATER POLLUTION CONTROL ACT, AS AMENDED, THE RESOURCE CONSERVATION AND RECOVERY ACT, AS AMENDED, THE COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION AND LIABILITY ACT OF 1980, AS AMENDED, THE SAFE DRINKING WATER ACT, AS AMENDED, THE HAZARDOUS MATERIALS TRANSPORTATION ACT, AS AMENDED, THE OCCUPATIONAL SAFETY AND HEALTH ACT OF 1970, AS AMENDED, THE TOXIC SUBSTANCE CONTROL ACT, AS AMENDED, AND REGULATIONS PROMULGATED UNDER ANY OF THE FOREGOING AND ANALOGOUS STATE STATUTES AND REGULATIONS; (X) THE PRESENCE OR ABSENCE OF MOLD OR HAZARDOUS OR TOXIC MATERIALS, SUBSTANCES OR WASTE AT, ON, UNDER, OR ADJACENT TO THE PROPERTY; (XI) THE CONTENT, COMPLETENESS OR ACCURACY OF

THE DUE DILIGENCE MATERIALS OR PRELIMINARY REPORT REGARDING TITLE; (XII) THE CONFORMITY OF THE IMPROVEMENTS TO ANY PLANS OR SPECIFICATIONS FOR THE PROPERTY INCLUDING ANY PLANS AND SPECIFICATIONS THAT MAY HAVE BEEN OR MAY BE PROVIDED TO PURCHASER; (XIII) THE CONFORMITY OF THE PROPERTY TO PAST, CURRENT OR FUTURE APPLICABLE ZONING OR BUILDING REQUIREMENTS; (XIV) DEFICIENCY OF ANY UNDERSHORING, (XV) DEFICIENCY OF ANY DRAINAGE; (XVI) THE FACT THAT ALL OR A PORTION OF THE PROPERTY MAY BE LOCATED ON OR NEAR AN EARTHQUAKE FAULT LINE; (XVII) THE EXISTENCE OF VESTED LAND USE, ZONING OR BUILDING ENTITLEMENTS AFFECTING THE PROPERTY; OR (XVIII) WITH RESPECT TO ANY OTHER MATTER.  PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT HAVING BEEN GIVEN THE OPPORTUNITY TO INSPECT THE PROPERTY AND REVIEW INFORMATION AND DOCUMENTATION AFFECTING THE PROPERTY, PURCHASER IS, EXCEPT FOR SELLER’S EXPRESS REPRESENTATIONS AND WARRANTIES SPECIFIED IN THIS AGREEMENT AND IN THE DOCUMENTS AND INSTRUMENTS EXECUTED AND DELIVERED BY SELLER IN CONNECTION WITH THE CLOSING, RELYING SOLELY ON ITS OWN INVESTIGATION OF THE PROPERTY AND REVIEW OF SUCH INFORMATION AND DOCUMENTATION, AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY SELLER. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT, EXCEPT FOR SELLER’S EXPRESS REPRESENTATIONS AND WARRANTIES SPECIFIED IN THIS AGREEMENT AND IN THE DOCUMENTS AND INSTRUMENTS EXECUTED AND DELIVERED BY SELLER IN CONNECTION WITH THE CLOSING, ANY INFORMATION MADE AVAILABLE TO PURCHASER OR PROVIDED OR TO BE PROVIDED BY OR ON BEHALF OF SELLER WITH RESPECT TO THE PROPERTY WAS OBTAINED FROM A VARIETY OF SOURCES AND THAT SELLER HAS NOT MADE ANY INDEPENDENT INVESTIGATION OR VERIFICATION OF SUCH INFORMATION AND MAKES NO REPRESENTATIONS AS TO THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION. EXCEPT FOR LIABILITY FOR BREACHES OF SELLER’S EXPRESS REPRESENTATIONS AND WARRANTIES SPECIFIED IN THIS AGREEMENT AND IN THE DOCUMENTS AND INSTRUMENTS EXECUTED AND DELIVERED BY SELLER IN CONNECTION WITH THE CLOSING (BUT SUBJECT TO THE EXPRESS LIMITATIONS ON LIABILITY SET FORTH IN THIS AGREEMENT), PURCHASER AGREES TO FULLY AND IRREVOCABLY RELEASE SELLER FROM ANY AND ALL CLAIMS THAT PURCHASER MAY NOW HAVE OR HEREAFTER ACQUIRE AGAINST SELLER FOR ANY COSTS, LOSS, LIABILITY, DAMAGE, EXPENSE, DEMAND, ACTION OR CAUSE OF ACTION ARISING FROM SUCH INFORMATION OR DOCUMENTATION. EXCEPT FOR LIABILITY FOR BREACHES OF SELLER’S EXPRESS REPRESENTATIONS AND WARRANTIES SPECIFIED IN THIS AGREEMENT AND IN THE DOCUMENTS AND INSTRUMENTS EXECUTED AND DELIVERED BY SELLER IN CONNECTION WITH THE CLOSING (BUT SUBJECT TO THE EXPRESS LIMITATIONS ON LIABILITY SET FORTH IN THIS AGREEMENT), SELLER IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY ORAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY, OR THE OPERATION THEREOF, FURNISHED BY ANY REAL ESTATE BROKER, AGENT, EMPLOYEE, SERVANT OR OTHER PERSON.  PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, EXCEPT FOR SELLER’S EXPRESS REPRESENTATIONS AND WARRANTIES SPECIFIED IN THIS AGREEMENT AND IN THE DOCUMENTS AND INSTRUMENTS EXECUTED AND DELIVERED BY SELLER IN CONNECTION WITH THE CLOSING, THE SALE OF THE PROPERTY AS PROVIDED FOR HEREIN IS MADE ON AN “AS IS” CONDITION AND BASIS WITH ALL FAULTS, AND THAT SELLER HAS NO OBLIGATIONS TO MAKE REPAIRS, REPLACEMENTS OR IMPROVEMENTS EXCEPT AS MAY OTHERWISE BE EXPRESSLY STATED HEREIN. PURCHASER REPRESENTS, WARRANTS, AND COVENANTS TO SELLER, WHICH REPRESENTATION, WARRANTY, AND COVENANTS TO SELLER SHALL SURVIVE THE CLOSING AND NOT BE MERGED WITH THE DEED, THAT, EXCEPT FOR SELLER’S EXPRESS REPRESENTATIONS AND WARRANTIES SPECIFIED IN THIS AGREEMENT AND IN THE DOCUMENTS AND INSTRUMENTS EXECUTED AND DELIVERED BY SELLER IN CONNECTION WITH THE CLOSING, PURCHASER IS RELYING SOLELY UPON PURCHASER’S OWN INVESTIGATION OF THE PROPERTY.

10.3                      Intentionally deleted.

10.4                      Purchaser and anyone claiming by, through or under Purchaser hereby waives its right to recover from and fully and irrevocably releases Seller, its employees, officers, directors, representatives, agents, servants, attorneys, affiliates, parent, subsidiaries, successors and assigns, and all persons, firms, corporations and organizations in its behalf (“Released Parties”) from any and all claims that it may now have or hereafter acquire against any of the Released Parties for any costs, loss, liability, damage, expenses, demand, action or cause of action arising from or related to any construction defects, errors, omissions, or other physical conditions, latent or otherwise, including environmental matters, affecting the Property, or any portion thereof, except to the extent Seller is liable for a breach of one or more of Seller’s express representations and warranties specified in this Agreement and in the documents and instruments executed and delivered by Seller in connection with the Closing (but subject to the express limitations on liability set forth in this Agreement).  The foregoing release includes claims of which Purchaser is presently unaware or which Purchaser does not presently suspect to exist which, if known by Purchaser, would materially affect Purchaser’s release to Seller.  In this connection and to the extent permitted by law, Purchaser hereby agrees, represents and warrants, which representation and warranty shall survive the Closing and not be merged with the Deed, that Purchaser realizes and acknowledges that factual matters now unknown to it may have given or may hereafter give rise to causes of action, claims, demands, debts, controversies, damages, costs, losses and expenses which are presently unknown, unanticipated and unsuspected, and Purchaser further agrees, represents and warrants, which representation and warranty shall survive the Closing and not be merged with the Deed, that the waivers and releases herein have been negotiated and agreed upon in light of that realization and that Purchaser nevertheless hereby intends to release, discharge and acquit Seller from any such unknown causes of action, claims, demands, debts, controversies, damages, costs, losses and expenses which might in any way be included as a material portion of the consideration given to Seller by Purchaser in exchange for Seller’s performance hereunder, except to the extent that Seller is liable for a breach of one or more of Seller’s express representations and warranties specified in this Agreement and in the documents and instruments executed and delivered by Seller in connection with the Closing (but subject to the express limitations on liability set forth in this Agreement).

10.5                      From and after the Closing, Purchaser shall protect, defend, indemnify and hold Seller and Seller’s parent company, if any, and their respective, affiliates and subsidiaries, and their respective partners directors, officers, participants, employees and agents free and harmless from and against any and all claims (including third party claims), demands, liabilities, damages, costs and expenses, including, without limitation, investigatory expenses, clean-up costs and reasonable attorneys’ fees of whatever kind or nature arising from or in any way connected with the physical condition of the Property or any other aspect of the Property, which accrue after the Closing.  Purchaser’s obligations of indemnity set forth herein shall survive the Closing and shall not be merged with the Deed.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year written below.

SELLER:

1100 WEST REALTY, LLC,
a Delaware limited liability company

By:
Name: Sharon Christenbury
Date:		Title: Vice President

As to Sections 1.2(h), 1.3, 5.3(j), 7.1(i)

1200 WEST REALTY, LLC,
a Delaware limited liability company

	By:	1200 West Realty Holdings, LLC,
a Delaware limited liability company
Its Sole and Managing Member

By:
Name: Sharon Christenbury
Date:		Title: Vice President

MIRADOR 1000, LLC,
a Delaware limited liability company

	By:	Mirador Holdings, LLC,
a Delaware limited liability company
Its Sole and Managing Member

By:
Name: Sharon Christenbury
Date:		Title: Vice President

PURCHASER:

1100 WEST PROPERTIES LLC,
a Delaware limited liability company

By:
Name:
Date:	Title:

By:
Name:
Date:	Title:

EXHIBIT A

LEGAL DESCRIPTION

Lots 7 and 8 and the North 50 feet of Lot 9, Block 80, a subdivision of BLOCK EIGHTY OF THE ALTON BEACH REALTY COMPANY,  A PART OF THE ALTON BEACH BAY FRONT SUBDIVISION, according to the Plat thereof recorded in Plat Book 6, at Page 12, of the Public Records of Miami-Dade County, Florida; also described as:

Commence at the Northwest corner of West Avenue and 10th Street in Miami Beach, Florida, said corner also being the intersection of Tangents at the Southeast Corner of Block 80, and run Northerly along the Easterly line of said Block 80, along the Westerly line of West Avenue, a distance of 350.00 feet to the Southerly line of the North 50.00 feet of said Lot 9 and the Point of Beginning (P.O.B.) of the tract of land hereinafter described:  Thence continue along the Easterly Line of said Block 80, along the Westerly line of West Avenue, a distance of 299.85 feet to the Northeast Corner of the above referenced Lot 7; thence deflecting 90° 00’ 00” to the left, run Westerly along the Northerly Line of said Lot 7, a distance of 337.96 feet to the face of a concrete bulkhead cap and the face of deck; thence run Southerly along the face of deck and cap a distance of 301.70 feet to the Southerly line of the North 50.00 feet of Lot 9; thence run Easterly along the Southerly line of the North 50.00 feet of said Lot 9, a distance of 304.67 feet to the Point of Beginning.

PARCEL 2

Condominium Unit CU-12, Mirador 1000, a Condominium, together with an undivided interest in the common elements, according to the Declaration of Condominium thereof, as recorded in Official Records Book 22959, Page 1727, of the Public Records of Miami-Dade County, Florida.

Parcel Identification Number:   0232330714610

PARCEL 3

Condominium Unit CU-10 Mirador 1200, a Condominium, together with an undivided interest in the common elements, according to the Declaration of Condominium thereof, as recorded in Official Records Book 23543, Page 3930, of the Public Records of Miami-Dade County, Florida.

Parcel Identification Number:   0232330734220

EXHIBIT B

BILL OF SALE, ASSIGNMENT OF LEASES AND CONTRACTS

This instrument is executed and delivered as of the      day of July, 2006 pursuant to that certain Purchase and Sale Agreement (“Agreement”), dated July      , 2006, by and between 1100 West Realty, LLC, a Delaware limited liability company (“Seller”), and 1100 West Properties LLC, a Delaware limited liability company (“Purchaser”), covering the real property described in Exhibit A attached hereto (“Real Property”).

1.                                       Sale of Personalty.  For good and valuable consideration, Seller hereby sells, transfers, sets over and conveys to Purchaser the following (the “Personal Property”):

(a)                                  Leases.  All of the Seller’s right, title and interest, as landlord, in and to the leases or occupancy agreements described in the rent roll attached hereto as Exhibit B (collectively, “Leases”), together with any prepaid rents and security deposits held by Seller under the Leases, and Purchaser hereby assumes all of the landlord’s obligations under the Leases arising from and after the Closing Date (as defined in the Agreement).

(b)                                 Tangible Personalty.  All of Seller’s right, title and interest in and to all furniture, machinery, apparatus, equipment and other tangible personal property owned by Seller, currently used in connection with the operation of the Real Property and improvements and situated thereon, including all fixtures and furniture, equipment, and other tangible personal property listed on Schedule I attached hereto.

(b)                                 Intangible Personalty.  All of Seller’s right, title and interest, if any, in and to all of the following items, to the extent assignable and without warranty (the “Intangible Personal Property”): (i) all consents, authorizations, variances or waivers, licenses, permits and approvals from any governmental or quasi-governmental agency, department, board, commission, bureau or other entity or instrumentality, held by Seller in connection with the Property (as defined in the Agreement), (ii) the right to use the name of the Property (if any) in connection with the Property, but specifically excluding the right to use the name Crescent Heights and any other trademarks, logos, trade colors, service marks and trade names of Seller and its affiliates (if any), (iii) if still in effect, guaranties and warranties received by Seller from any contractor, manufacturer or other person in connection with the construction or operation of the Property, and (iv) any information on the Seller’s (or its property manager’s) computer equipment related to the Property and its operations, and any telephone numbers and addresses and other similar intangibles, if any, related to the Property and its operations.

2.                                       Assignment of Contracts.  For good and valuable consideration, Seller hereby assigns, transfers, sets over and conveys to Purchaser, and Purchaser hereby accepts such assignment of  (the “Assigned Property”) all of the Seller’s right, title and interest in and to the service contracts described in Exhibit C attached hereto (the “Service Contracts”).

3.                                       Assumption.  Purchaser hereby assumes the obligations of Seller under the Leases, Service Contracts, and Submerged Land Leases arising from and after the Closing Date and shall defend, indemnify and hold harmless Seller from and against any liability, damages, causes of action, expenses, and attorneys’ fees incurred by Seller by reason of the failure of Purchaser to fulfill, perform, discharge, and observe its obligations with respect to the Leases or the Service Contracts arising on and after the Closing Date.  Seller shall defend, indemnify and hold harmless Purchaser from and against any liability, damages, causes of action, expenses, and attorneys’ fees incurred by Purchaser by reason of the failure of Seller to fulfill, perform, discharge, and observe its obligations with respect to the Leases or the Service Contracts arising before the Closing Date.

4.                                       Warranty of Title to Assigned Property.  Seller warrants and defends title to the Tangible Personalty, the Intangible Personal Property, and the Assigned Property unto Purchaser, its successors and assigns, against any person or entity claiming, or to claim, the same or any part thereof by, through or under Seller, subject only to the matters to which the Deed is subject, to the extent applicable.

5.                                       Agreement Applies.  The covenants, agreements, representations, warranties, indemnities and limitations provided in the Agreement with respect to the property conveyed hereunder (including, without limitation, the limitations of liability provided in the Agreement), are hereby incorporated herein by this reference as if herein set out in full and shall inure to the benefit of and shall be binding upon Purchaser and Seller and their respective successors and assigns.

6.                                       Disclaimer.  As set forth in the Agreement, which provisions are hereby incorporated by this reference as if herein set out in full, the Personal Property and Assigned Property are is conveyed by Seller and accepted by Purchaser AS IS, WHERE IS, AND WITHOUT ANY REPRESENTATIONS OR WARRANTIES OF WHATSOEVER NATURE, EXPRESS OR IMPLIED, EXCEPT AS SET FORTH IN THE AGREEMENT, IT BEING THE INTENTION OF SELLER AND PURCHASER EXPRESSLY TO NEGATE AND EXCLUDE ALL WARRANTIES, INCLUDING WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR ANY PARTICULAR PURPOSE, WARRANTIES CREATED BY ANY AFFIRMATION OF FACT OR PROMISE OR BY ANY DESCRIPTION OF THE PROPERTY CONVEYED HEREUNDER, AND ALL OTHER REPRESENTATIONS AND WARRANTIES WHATSOEVER CONTAINED IN OR CREATED BY THE UNIFORM COMMERCIAL CODE OF THE STATE OR STATES WHERE THE REAL PROPERTY IS LOCATED.

7.                                       Limitation of Liability.  Notice is hereby given that all persons dealing with Seller shall look to the assets of Seller for the enforcement of any claim against Seller, as none of the members, trustees, officers, employees or shareholders of Seller assume any personal liability for obligations entered into by or on behalf of Seller.

8.                                       Further Assurances.  Seller and Purchaser each agree to do such further acts and things and to execute and deliver such additional agreements and instruments as the other may reasonable require to consummate, evidence or confirm the sale or any other agreement contained herein in the manner contemplated hereby.

IN WITNESS WHEREOF, the undersigned have caused this Bill of Sale and Assignment of Leases and Contracts to be executed as of the date written above.

[Signature Pages Follow]

WITNESSES:	SELLER:

1100 WEST REALTY, LLC,
Print Name:	a Delaware limited liability company

Print Name:

By:
	Name:	Sharon Christenbury
	Title:	Vice President

STATE OF FLORIDA

COUNTY OF MIAMI-DADE

The foregoing instrument was acknowledged before me this     day of July, 2006 by Sharon Christenbury,  as  Vice President, of  1100 West Realty, LLC, who is either personally known to me, or has produced                       as identification.

My Commission Expires:	Notary Public:
Sign:
Print:

WITNESSES:	PURCHASER:

1100 WEST PROPERTIES LLC,
Print Name:	a Delaware limited liability company

Print Name:
By:
Name:
Title:

By:
Print Name:	Name:
Title:

Print Name:

STATE OF

COUNTY OF

The foregoing instrument was acknowledged before me this     day of July, 2006 by                 , as               , of 1100 West Properties LLC, a Delaware limited liability company, who is either personally known to me, or has produced                       as identification.

My Commission Expires:	Notary Public:
Sign:
Print:

STATE OF

COUNTY OF

The foregoing instrument was acknowledged before me this     day of July, 2006 by                 , as               , of 1100 West Properties LLC, a Delaware limited liability company, who is either personally known to me, or has produced                       as identification.

My Commission Expires:	Notary Public:
Sign:
Print:

EXHIBIT A

LEGAL DESCRIPTION

Lots 7, 8 and the North 50 feet of Lot 9, Block 80, a subdivision of BLOCK EIGHTY OF THE ALTON BEACH REALTY COMPANY, A PART OF THE ALTON BEACH BAY FRONT SUBDIVISION, according to the Plat thereof, recorded in Plat Book 6 at Page 12 of the Public Records of Miami-Dade County, Florida, also described as:

Commence at the Northwest corner of West Avenue and 10th Street in Miami Beach, Florida, said corner also being the intersection of Tangents at the Southeast Corner of said Block 80 and run Northerly along the Easterly Line of said Block 80, along the Westerly line of West Avenue, a distance of 350.00 feet to the Southerly line of the North 50.00 feet of said Lot 9 and the Point of Beginning (P.O.B.) of the tract of land hereinafter described: Thence continue along the Easterly Line of said Block 80, along the Westerly line of West Avenue, a distance of 299.85 feet to the Northeast Corner of the above referenced Lot 7; Thence deflecting 90 degrees 00 minutes 00 seconds to the left, run Westerly along the Northerly Line of said Lot 7, a distance of 337.96 feet to the face of a concrete bulkhead cap and the face of deck. Thence run Southerly along the face of deck and cap at a distance of 301.70 feet to the Southerly line of the North 50.00 feet of Lot 9; Thence run Easterly along the Southerly line of the North 50.00 feet of said Lot 9, a distance of 304.67 feet to the Point of Beginning.

EXHIBIT B

RENT ROLL

EXHIBIT C

SERVICE CONTRACTS

1)              Laundry Lease Agreement dated February 1, 2000, by and between Mac-Gray Services, Inc. (“Lessee”) and Charles E. Smith Residential Realty (“Lessor”) as assigned by Lessor to Seller.

2)              KONE Complete Maintenance Agreement dated January 1, 2005, by and between KONE, Inc. and Mirador Bayfront Residences.

SCHEDULE I

TANGIBLE PERSONAL PROPERTY

EXHIBIT C

PERSONAL PROPERTY

EXHIBIT D

LIST OF LEAD-BASED PAINT TESTS AND REPORTS

Phase I Environmental Site Assessment Report prepared by Hygienetics Environmental Services, Inc. for Mirador Apartments, 1000, 1035, 1100, 1125 & 1200, West Avenue, Miami Beach, Florida 33139 dated April 26, 2004. Hygienetics Environmental Project No. 3452.004

EXHIBIT E

Assignment of Declarant’s Rights

THIS ASSIGNMENT is made as of the      day of July, 2006 by MIRADOR 1000, LLC, MIRADOR 1035, LLC, MIRADOR 1125, LLC, 1100 WEST REALTY, LLC and 1200 WEST REALTY, LLC, all Delaware limited liability companies (collectively, “Assignor”) to 1100 WEST PROPERTIES, LLC, a Delaware limited liability company (“Assignee”).

R E C I T A L S

A.                                   WHEREAS, Assignor is the “Declarant” under that certain Master Declaration of Covenant, Conditions and Restrictions for Mirador South Beach, dated December 30, 2004 and recorded in Official Records Book 22959, Page 0886, of the Public Records of Miami-Dade County, Florida (the “Declaration”);

B.                                     WHEREAS, Assignor desires to assign to Assignee any and all rights, powers, easements, privileges, authorities and reservations given to, reserved by or otherwise held by Assignor as the “Declarant” under the Declaration including, without limitation, all of Assignor’s rights and powers under the Articles of Incorporation and By-Laws for the Master Association (collectively, the “Declarant’s Rights”), and Assignee has agreed to accept such assignment of the Declarant’s Rights.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor and Assignee agree as follows:

1.                                       The above recitals are true and correct and are hereby incorporated by reference as if fully set forth herein.

2.                                       Assignor hereby assigns and transfers to Assignee the Declarant’s Rights.

3.                                       Assignor represents and warrants to Assignee that (i) Assignor is the sole holder and owner of the Declarant’s Rights, free of all liens, claims and encumbrances, (ii) Assignor has full right, power and authority to transfer to Assignee the Declarant’s Rights without the joinder of consent of any third party, and (iii) Assignor has fully performed all of its obligations of the “Declarant” under the Declaration and is not currently in default of any of its obligations thereunder.

4.                                       This Assignment shall not be deemed to impose any liability upon Assignee for any liabilities or obligations of Assignor under the Declaration arising or accruing prior to the date hereof.

Assignee hereby assumes the obligations of Assignor under the Declaration arising from and after the date hereof and shall defend, indemnify and hold harmless Assignor from and against any liability, damages, causes of action, expenses, and attorneys’ fees incurred by Assignor by reason of the failure of Assignee to fulfill, perform, discharge and observe the obligations of the “Declarant” under the Declaration arising on or after the date hereof.  Assignor shall defend, indemnify and hold harmless Assignee from and against any liability, damages, causes of action, expenses and attorneys’ fees incurred by Assignee by reason of the failure of Assignor to fulfill, perform, discharge and observe its obligations as the “Declarant” under the Declaration arising prior to the date hereof.

5.                                       This Assignment shall inure to the benefit of, and shall be binding on, Assignor and Assignee, and their respective successors and assigns.

IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Assignment as of the date and year first above written.

ASSIGNOR:

MIRADOR 1000, LLC, a Delaware limited liability
Signed, sealed and delivered	company
in the presence of:
	By:	MIRADOR Holdings, LLC, a Delaware limited liability company, its Sole Member and Manager

		By:	MIRADOR Holdings II, LLC, a Delaware limited liability company, its Sole Member and Manager

By:
Name:
Print Name:				Title:

Print Name:

MIRADOR 1035, LLC, a Delaware limited liability company

Signed, sealed and delivered in the presence of:	By:	MIRADOR Holdings, LLC, a Delaware limited liability company, its Sole Member and Manager

		By:	MIRADOR Holdings II, LLC, a Delaware limited liability company, its Sole Member and Manager

By:
Print Name:				Name:
Title:

Print Name:

MIRADOR 1125, LLC, a Delaware limited liability company

Signed, sealed and delivered in the presence of:	By:	MIRADOR Holdings, LLC, a Delaware limited liability company, its Sole Member and Manager

		By:	MIRADOR Holdings II, LLC, a Delaware limited liability company, its Sole Member and Manager

By:
Name:
Print Name:				Title:

Print Name:

1100 WEST REALTY, LLC, a Delaware limited liability company

Signed, sealed and delivered in the presence of:
By:
Name: Sharon Christenbury
Title: Vice President

Print Name:

Print Name:

1200 WEST REALTY, LLC, a Delaware limited liability company

Signed, sealed and delivered in the presence of:	By:	WEST REALTY Holdings, LLC, a Delaware limited liability company, its Sole Member and Manager

		By:	WEST REALTY Holdings II, LLC, a Delaware limited liability company, its Sole Member and Manager

By:
Name:
Print Name:				Title:

Print Name:

STATE OF FLORIDA	)
) SS:
COUNTY OF MIAMI-DADE	)

The foregoing instrument was acknowledged before me this      day of July, 2006, by Sharon Christenbury, as Vice President of MIRADOR 1000, LLC, MIRADOR 1035, LLC, MIRADOR 1125, LLC, 1100 WEST REALTY, LLC and 1200 WEST REALTY, LLC, all Delaware limited liability companies, on behalf of said companies.  He/she personally appeared before me, is personally known to me or produced                      as identification.

Notary:
[NOTARIAL SEAL]	Print Name:
Notary Public, State of Florida
My commission expires:

ASSIGNEE:

1100 WEST PROPERTIES, LLC, a Delaware limited liability company

By:
Name:
Title:

By:
Name:
Title:

STATE OF	)
) SS:
COUNTY OF	)

The foregoing instrument was acknowledged before me this      day of July, 2006, by            , as                of 1100 WEST PROPERTIES, LLC, a Delaware limited liability company, on behalf of said company.  He/she personally appeared before me, is personally known to me or produced                      as identification.

Notary:
[NOTARIAL SEAL]	Print Name:
Notary Public, State of
My commission expires:

STATE OF	)
) SS:
COUNTY OF	)

The foregoing instrument was acknowledged before me this      day of July, 2006, by            , as                of 1100 WEST PROPERTIES, LLC, a Delaware limited liability company, on behalf of said company.  He/she personally appeared before me, is personally known to me or produced                      as identification.

Notary:
[NOTARIAL SEAL]	Print Name:
Notary Public, State of
My commission expires:

EXHIBIT F

RENT ROLL

EXHIBIT G

SERVICE CONTRACTS

3)              Laundry Lease Agreement dated February 1, 2000, by and between Mac-Gray Services, Inc. (“Lessee”) and Charles E. Smith Residential Realty (“Lessor”) as assigned by Lessor to Seller.

4)              KONE Complete Maintenance Agreement dated January 1, 2005, by and between KONE, Inc. and Mirador Bayfront Residences.

EXHIBIT H

This instrument prepared by:

Name:	Frances Schreiber
Address:	Crescent Heights of America, Inc.
2930 Biscayne Boulevard
Miami, FL 33130

(Space Reserved for Clerk of Court)

ASSIGNMENT AND ASSUMPTION OF SOVEREIGNTY SUBMERGED LANDS LEASE

THIS ASSIGNMENT AND ASSUMPTION OF SOVEREIGNTY SUMBERGED LANDS LEASE (this “Assignment”) is made as of the     day of July, 2006 (the “Effective Date”) between 1200 WEST REALTY LLC, a Delaware limited liability company (“Assignor”), whose mailing address is c/o 2930 Biscayne Boulevard, Miami, Florida 33130, and 1100 WEST PROPERTIES LLC, a Delaware limited liability company (“Assignee”), whose mailing address is                                                                   .  Wherever used herein, the terms “Assignor” and “Assignee” shall include all of the parties to this instrument and their successors and assigns.

W I T N E S S E T H:

WHEREAS, Assignor is the lessee of the property described on Exhibit A, attached hereto, under that certain Sovereignty Submerged Lands Lease Renewal between the Board of Trustees of the Internal Improvement Trust Fund of the State of Florida, as Lessor, and 1200 West Realty, LLC, a Delaware limited liability company, as Lessee, filed January 12, 2006, in Official Records Book 24141, at Page 1866, of the Public Records of Miami-Dade County, Florida, being Lease No. 13000120T (the “Lease”);

WHEREAS, Assignor desires to assign its interest in, to and under the Lease to Assignee and Assignee desires to acquire Assignor’s interest in, to and under the Lease.

NOW THEREFORE, in consideration of the mutual promises, covenants, provisions and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.                                       Assignor does hereby assign, grant, sell, convey, transfer, set over and deliver unto Assignee, and Assignee does hereby accept, all right, title and interest of Assignor in, to and under the Lease.

2.                                       Assignee hereby assumes the obligations of Assignor under the Lease arising from and after the Effective Date hereof and shall defend, indemnify and hold harmless Assignor from and against any liability, damages, causes of action, expenses, and attorneys’ fees incurred by Assignor by reason of the failure of Assignee to fulfill, perform, discharge, and observe its obligations with respect to the Lease arising on and after the Effective Date.  Assignor shall defend, indemnify and hold harmless Assignee from and against any liability, damages, causes of action, expenses, and attorneys’ fees incurred by Assignee by reason of the failure of Assignor to fulfill, perform, discharge, and observe its obligations with respect to the Lease arising before the Effective Date.

3.                                       Assignee hereby acknowledges and agrees that the effectiveness of this assignment is subject to the consent of the state which may not be sought or obtained until the conveyance of that certain real property known as CU-10 (as more particularly described on Schedule I attached hereto) from Assignor to Assignee.

4.                                       Any notice to be given to the lessee under the Lease shall, from and after the date hereof, be delivered to the addresses designated below:

Assignee:                                                                                          1100 West Properties, LLC

5.                                       Notice is hereby given that all persons dealing with Assignor shall look to the assets of Assignor for the enforcement of any claim against Assignor, as none of the members, trustees, officers, employees or shareholders of Assignor assume any personal liability for obligations entered into by or on behalf of Assignor.

6.                                       This Assignment may be executed in a number of identical counterparts.  If so executed, each of such counterparts is to be deemed an original for all purposes, and all such counterparts shall collectively constitute one agreement.  In addition, this Assignment may contain more than one counterpart of the signature page, and this Assignment may be executed by the affixing of the signature of either party to any of such counterpart signature pages; all of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.  The parties hereto may execute and deliver this Assignment by forwarding facsimile, telefax or other means of copies of this Assignment showing execution by the parties sending the same, and the parties agree and intend that such signature shall have the same effect as an original signature, that the parties shall be bound by such means of execution and delivery, and that the parties hereby waive any defense to validity based on any such copies or signatures.

7.                                       Assignor and Assignee each hereby represents and warrants that the person or persons executing this Assignment on their respective behalf are duly authorized by all appropriate action to execute and deliver this Assignment.

8.                                       Further Assurances.  Assignor and Assignee each agree to do such further acts and things and to execute and deliver such additional agreements and instruments as the other may reasonable require to consummate, evidence or confirm the sale or any other agreement contained herein in the manner contemplated hereby.

[Signature page follows]

IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Assignment as of the day and year first above written.

ASSIGNOR:

Witnessed:	1200 WEST REALTY, LLC,
a Delaware limited liability company

	By:	1200 West Realty Holdings, LLC, a Delaware limited liability company, Its Sole Member and Managing Member

By:
Print Name:		Name: Sharon Christenbury
Title: Vice President

Print Name

STATE OF FLORIDA	)

	)	ss:

COUNTY OF MIAMI-DADE	)

The foregoing instrument was acknowledged before me this        day of July, 2006, by Sharon Christenbury, as Vice President, of 1200 West Realty Holdings LLC, a Delaware limited liability company, sole member of 1200 West Realty LLC, a Delaware limited liability company, on behalf of said limited liability company.  He/she is personally known to me / or has produced                                     as identification.

NOTARY SEAL	Notary:

Print Name:
Notary Public; State of Florida

My commission expires:

ASSIGNEE:

Witnessed:	1100 WEST PROPERTIES, LLC, a Delaware limited liability company

By:
Print Name:	Name:
Title:

Print Name

Print Name:	By:
Name:
Title:

Print Name

STATE OF	)
ss.:
COUNTY OF	)

The foregoing instrument was acknowledged before me this       day of July, 2006 by                                          , as                                                     , of 1100 West Properties, LLC, a Delaware limited liability company, on behalf of each said limited liability company.  He/she is personally known to me / or has produced                                 as identification.

NOTARY SEAL	Notary:

Print Name:
Notary Public; State of

My commission expires:

STATE OF

COUNTY OF

The foregoing instrument was acknowledged before me this       day of July, 2006 by                                                     , as                                                   , of 1100 West Properties, LLC, a Delaware limited liability company, on behalf of each said limited liability company.  He/she is personally known to me / or has produced                                         as identification.

NOTARY SEAL	Notary:

Print Name:
Notary Public; State of

My commission expires:

EXHIBIT A
LEGAL DESCRIPTION

A parcel of Sovereign submerged land in Section 04, Township 54 South, Range 42 East, in Biscayne Bay, Miami-Dade County, Florida more particularly described as follows:

Commence (P.O.C.) at the Southeasterly corner of Lot 6, Block 80, of BLOCK EIGHTY OF THE ALTON BEACH REALTY COMPANY, A PART OF THE ALTON BEACH BAY FRONT SUBDIVISION, a subdivision recorded in Plat Book 6, at Page 12, of the Public Records of Miami-Dade County, Florida and run North, 87° 39’ 30” West along the Southerly line of said Lot 6, a distance of 336.42 feet to the water face of a concrete bulkhead; Thence run North 10° 53’ 83” West along the water face of said bulkhead, a distance of 78.00 feet to the Point of Beginning (P.O.B.) of the Marina Lease Area; Thence run South 79° 01’ 07” West into Biscayne Bay, a  distance of 130.00 feet; Thence run North 10° 58’ 63” West, a distance 95.00 feet; Thence run North 79° 01’ 07” East, a distance of 130.00 feet to the water face of aforesaid bulkhead; Thence run South, 10° 58’ 63” West, along the water face of said bulkhead, a distance of 95.00 feet to the Point of Beginning (P.O.B.).  Marina Lease Area contains 12,350 sq. ft, more or less or 0.284 acres, more or less.

]

SCHEDULE I

Condominium Unit CU-10 Mirador 1200, a Condominium, together with an undivided interest in the common elements, according to the Declaration of Condominium thereof, as recorded in Official Records Book 23543, Page 3930, of the Public Records of Miami-Dade County, Florida.

EXHIBIT H1

This instrument prepared by:

Name:	Frances Schreiber
Address:	Crescent Heights of America, Inc.
2930 Biscayne Boulevard
Miami, FL 33130

(Space Reserved for Clerk of Court)

ASSIGNMENT AND ASSUMPTION OF SOVEREIGNTY SUBMERGED LANDS LEASE

THIS ASSIGNMENT AND ASSUMPTION OF SOVEREIGNTY SUMBERGED LANDS LEASE (this “Assignment”) is made as of the     day of July, 2006 (the “Effective Date”) between MIRADOR 1000, LLC, a Delaware limited liability company (“Assignor”), whose mailing address is c/o 2930 Biscayne Boulevard, Miami, Florida 33130, and 1100 WEST PROPERTIES LLC, a Delaware limited liability company (“Assignee”), whose mailing address is                                                    .  Wherever used herein, the terms “Assignor” and “Assignee” shall include all of the parties to this instrument and their successors and assigns.

W I T N E S S E T H:

WHEREAS, Assignor is the lessee of the property described on Exhibit A, attached hereto, under that certain Sovereignty Submerged Lands Lease Renewal and Modification to Reflect Change in Ownership between the Board of Trustees of the Internal Improvement Trust Fund of the State of Florida, as Lessor, and Mirador 1000, LLC, a Delaware limited liability company, as Lessee, filed December 16, 2004, in Official Records Book 22913, at Page 825, of the Public Records of Miami-Dade County, Florida, being Lease No. 130004276 (the “Lease”);

WHEREAS, Assignor desires to assign its interest in, to and under the Lease to Assignee and Assignee desires to acquire Assignor’s interest in, to and under the Lease.

NOW THEREFORE, in consideration of the mutual promises, covenants, provisions and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.                                       Assignor does hereby assign, grant, sell, convey, transfer, set over and deliver unto Assignee, and Assignee does hereby accept, all right, title and interest of Assignor in, to and under the Lease.

2.                                       Assignee hereby assumes the obligations of Assignor under the Lease arising from and after the Effective Date hereof and shall defend, indemnify and hold harmless Assignor from and against any liability, damages, causes of action, expenses, and attorneys’ fees incurred by Assignor by reason of the failure of Assignee to fulfill, perform, discharge, and observe its obligations with respect to the Lease arising on and after the Effective Date.  Assignor shall defend, indemnify and hold harmless Assignee from and against any liability, damages, causes of action, expenses, and attorneys’ fees incurred by Assignee by reason of the failure of Assignor to fulfill, perform, discharge, and observe its obligations with respect to the Lease arising before the Effective Date.

3.                                       Assignee hereby acknowledges and agrees that the effectiveness of this assignment is subject to the consent of the state which may not be sought or obtained until the conveyance of that certain real property known as CU-12 (as more particularly described on Schedule I attached hereto) from Assignor to Assignee.

4.                                       Any notice to be given to the lessee under the Lease shall, from and after the date hereof, be delivered to the addresses designated below:

Assignee:                                                                                          1100 West Properties, LLC

5.                                       Notice is hereby given that all persons dealing with Assignor shall look to the assets of Assignor for the enforcement of any claim against Assignor, as none of the members, trustees, officers, employees or shareholders of Assignor assume any personal liability for obligations entered into by or on behalf of Assignor.

6.                                                   This Assignment may be executed in a number of identical counterparts.  If so executed, each of such counterparts is to be deemed an original for all purposes, and all such counterparts shall collectively constitute one agreement.  In addition, this Assignment may contain more than one counterpart of the signature page, and this Assignment may be executed by the affixing of the signature of either party to any of such counterpart signature pages; all of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.  The parties hereto may execute and deliver this Assignment by forwarding facsimile, telefax or other means of copies of this Assignment showing execution by the parties sending the same, and the parties agree and intend that such signature shall have the same effect as an original signature, that the parties shall be bound by such means of execution and delivery, and that the parties hereby waive any defense to validity based on any such copies or signatures.

7.                                                   Assignor and Assignee each hereby represents and warrants that the person or persons executing this Assignment on their respective behalf are duly authorized by all appropriate action to execute and deliver this Assignment.

8.                                       Further Assurances.  Assignor and Assignee each agree to do such further acts and things and to execute and deliver such additional agreements and instruments as the other may reasonable require to consummate, evidence or confirm the sale or any other agreement contained herein in the manner contemplated hereby.

[Signature page follows]

IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Assignment as of the day and year first above written.

ASSIGNOR:

Witnessed:	MIRADOR 1000, LLC,
a Delaware limited liability company

	By:	Mirador Holdings, LLC, a Delaware limited liability company, Its Sole Member and Managing Member

By:
Print Name:		Name: Sharon Christenbury
Title: Vice President

Print Name

STATE OF FLORIDA	)

	)	ss:

COUNTY OF MIAMI-DADE	)

The foregoing instrument was acknowledged before me this        day of July, 2006, by Sharon Christenbury, as Vice President, of Mirador Holdings, LLC, a Delaware limited liability company, sole member of Mirador 1000, LLC, a Delaware limited liability company, on behalf of said limited liability company.  He/she is personally known to me / or has produced                            as identification.

NOTARY SEAL	Notary:

Print Name:
Notary Public; State of Florida

My commission expires:

ASSIGNEE:

Witnessed:	1100 WEST PROPERTIES, LLC, a Delaware limited liability company

By:
Print Name:	Name:
Title:

Print Name

Print Name:	By:
Name:
Title:

Print Name

STATE OF	)
ss.:
COUNTY OF	)

The foregoing instrument was acknowledged before me this       day of July, 2006 by                                                , as                                                , of 1100 West Properties, LLC, a Delaware limited liability company, on behalf of each said limited liability company.  He/she is personally known to me / or has produced                            as identification.

NOTARY SEAL	Notary:

Print Name:
Notary Public; State of

My commission expires:

STATE OF

COUNTY OF

The foregoing instrument was acknowledged before me this       day of July, 2006 by                                               , as                                                    , of 1100 West Properties, LLC, a Delaware limited liability company, on behalf of each said limited liability company.  He/she is personally known to me / or has produced                                as identification..

NOTARY SEAL	Notary:

Print Name:
Notary Public; State of

My commission expires:

EXHIBIT A
LEGAL DESCRIPTION

A parcel of Sovereign submerged land in Section 04, Township 54 South, Range 42 East, in Biscayne Bay, Miami-Dade County, Florida more particularly described as follows:

Commence (P.O.C.) at the intersection of Tangents at the Northwest corner of 10th Street and West Avenue, as said Street and Avenue are shown on Block 80 of a subdivision of BLOCK EIGHTY OF THE ALTON BEACH REALTY COMPANY’S BAY FRONT SUBDIVISION recorded in Plat Book 6, at Page 12, of the Public Records of Miami-Dade County, Florida and run South 87° 39’ 30” West along the Northerly line of said 10th Street, along the Southerly line of Lot 10 of Block 80, a distance of 289.60 feet to the Water Face of a Concrete Bulkhead on the Easterly shore of Biscayne Bay; thence run North 4° 34’ 13” West along the Water Face of said Bulkhead, a distance of 110.00 feet to the Point of Beginning (P.O.B.) of the following described Marina Lease Area:  Thence run South 85° 25’ 47” West into Biscayne Bay, a distance of 130 feet; thence run North 4° 34’ 13” West a distance of 87.00 feet; thence run North 85° 25’ 47” East, a distance of 130.00 feet to the Water Face of the aforedescribed Bulkhead; thence run South 4° 34’ 13” East along the Water Face of said Bulkhead, a distance of 87.00 feet to the Point of Beginning (P.O.B.).

SCHEDULE I

Condominium Unit CU-12, Mirador 1000, a Condominium, together with an undivided interest in the common elements, according to the Declaration of Condominium thereof, as recorded in Official Records Book 22959, Page 1727, of the Public Records of Miami-Dade County, Florida.

EXHIBIT I

GT Escrow Agreement

EXHIBIT J

Estoppel Certificate

EXHIBIT K

Letter to Gladys Brownstein

EXHIBIT K-1

Letter to Honey Waldman

EXHIBIT L

1200 Estoppel Letter

EXHIBIT M

1000 Estoppel Letter

EXHIBIT N

This instrument prepared by:

Name:	Frances P. Schreiber
2930 Biscayne Boulevard
Miami, FL 33137

(Space Reserved for Clerk of Court)

Ground Lease Termination Agreement

This Ground Lease Termination Agreement is dated as of July    , 2006 and is entered into by and among Honey Waldman f/k/a Honey Becker, Gladys Brownstein, and 1100 West Realty, LLC, a Delaware limited liability company (collectively the “Lessors”) and 1100 West Realty, LLC, a Delaware limited liability company (“Lessee”).

WHEREAS, Lessors are the owners of the property described on Exhibit A attached hereto (the “Property”) which is leased to Lessee under that certain Ninety-Nine Year Lease dated August 25, 1962 by and among Gladys Brownstein and Milton Brownstein, her husband, Howard Waldman and Selma Waldman, his wife and Honey Becker and Bernard Becker, her husband, as lessors, and Michael Forte as lessee (predecessor in interest to Lessee), recorded in Official Records Book 3371, Page 189, as assigned and amended pursuant to the following instruments: (a) Assignment recorded in Official Records Book 3840, Page 97; (b) Amendment of Ninety-Nine Year Lease dated March 28, 1972 recorded in Official Records Book 7685, Page 320; and (c) Second Amendment of Ninety-Nine Year Lease dated March 30, 1987 recorded in Official Records Book  13230, Page 2389 as re-recorded in Official Records Book 13330, Page 365 (d) Assignment and Assumption of Lessor’s interest in Ground Lease recorded in Official Records Book 19527, Page 2729; (e) Assignment and Assumption of Ground Lease recorded in Official Records Book 22637, Page 1023; and (f) Assignment and Assumption of Ground Lease recorded in Officials Records Book 23827, Page 3985, all of the Public Records of Miami-Dade County, Florida (collectively, the “Lease”).

WHEREAS, Lessors are the current holders of the right, title and interest of the lessor under the Lease.

WHEREAS, Lessee is the holder of the right, title , and interest of the lessee under the Lease.

WHEREAS, the parties hereto mutually agree to terminate the Lease, effective immediately and in advance of the scheduled expiration date; and

WHEREAS, the parties hereto are desirous of confirming the aforementioned early termination of record;

NOW THEREFORE, WITNESSETH, that the parties hereto agree as follows:

The parties hereby confirm that the Lease has been terminated and should be REMOVED and RELEASED and otherwise DISCHARGED and CANCELED of record, and that the Lease is null, void and of no further force and effect.

Execution in Counterparts:  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of such counterparts shall constitute one Agreement.  To facilitate execution of this Agreement, the parties may execute and exchange by telephone facsimile counterparts of the signature pages.

IN WITNESS WHEREOF the parties here to have set their hands and seals as of the day and year first above written

WITNESSES:	LESSORS:

Print Name:
HONEY WALDMAN f/k/a Honey Becker

Print Name:

STATE OF NEW YORK

COUNTY OF NEW YORK

The foregoing instrument was acknowledged before me this     day of July, 2006 by Honey Waldman, f/k/a Honey Becker,  who is either personally known to me, or has produced                       as identification.

My Commission Expires:	Notary Public:
Sign:
Print:

WITNESSES

Print Name:
GLADYS BROWNSTEIN

Print Name:

STATE OF NEW YORK

COUNTY OF NEW YORK

The foregoing instrument was acknowledged before me this     day of July, 2006 by Gladys Brownstein, who is either personally known to me, or has produced                       as identification.

My Commission Expires:	Notary Public:
Sign:
Print:

WITNESSES:	LESSOR:

Print Name:	1100 WEST REALTY, LLC,
a Delaware limited liability company

Print Name:	By:
	Name:	Sharon Christenbury
	Title:	Vice President

STATE OF FLORIDA

COUNTY OF MIAMI-DADE

The foregoing instrument was acknowledged before me this     day of July, 2006 by Sharon Christenbury,  as the Vice President, of 1100 West Realty, LLC, who is either personally known to me, or has produced                       as identification.

My Commission Expires:	Notary Public:
Sign:
Print:

WITNESSES:	LESSEE:

Print Name:	1100 WEST REALTY, LLC,
a Delaware limited liability company

Print Name:

By:
	Name:	Sharon Christenbury
	Title:	Vice President

STATE OF FLORIDA

COUNTY OF MIAMI-DADE

The foregoing instrument was acknowledged before me this     day of July, 2006 by Sharon Christenbury,  as the Vice President, of 1100 West Realty, LLC, who is either personally known to me, or has produced                       as identification.

My Commission Expires:	Notary Public:
Sign:
Print:

Exhibit A

Lots 7 and 8 and the North 50 feet of Lot 9, Block 80, a subdivision of BLOCK EIGHTY OF THE ALTON BEACH REALTY COMPANY,  A PART OF THE ALTON BEACH BAY FRONT SUBDIVISION, according to the Plat thereof recorded in Plat Book 6, at Page 12, of the Public Records of Miami-Dade County, Florida; also described as:

Commence at the Northwest corner of West Avenue and 10th Street in Miami Beach, Florida, said corner also being the intersection of Tangents at the Southeast Corner of Block 80, and run Northerly along the Easterly line of said Block 80, along the Westerly line of West Avenue, a distance of 350.00 feet to the Southerly line of the North 50.00 feet of said Lot 9 and the Point of Beginning (P.O.B.) of the tract of land hereinafter described:  Thence continue along the Easterly Line of said Block 80, along the Westerly line of West Avenue, a distance of 299.85 feet to the Northeast Corner of the above referenced Lot 7; thence deflecting 90° 00’ 00” to the left, run Westerly along the Northerly Line of said Lot 7, a distance of 337.96 feet to the face of a concrete bulkhead cap and the face of deck; thence run Southerly along the face of deck and cap a distance of 301.70 feet to the Southerly line of the North 50.00 feet of Lot 9; thence run Easterly along the Southerly line of the North 50.00 feet of said Lot 9, a distance of 304.67 feet to the Point of Beginning.